UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS Alternative Asset Allocation VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
5	Portfolio Summary
5	Portfolio Management Team
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
15	Information About Your Fund’s Expenses
16	Liquidity Risk Management
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund’s risk profile.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE    NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance Summary	June 30, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.88% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000

MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

The Blended Index consists of 70% MSCI World Index and 30% Bloomberg Barclays U.S. Aggregate Bond Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,275	$9,696	$10,064	$10,395	$12,873
	Average annual total return	–7.25%	–3.04%	0.21%	0.78%	2.56%
MSCI World Index	Growth of $10,000	$9,423	$10,284	$12,148	$13,959	$25,828
	Average annual total return	–5.77%	2.84%	6.70%	6.90%	9.95%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,614	$10,874	$11,683	$12,345	$14,555
	Average annual total return	6.14%	8.74%	5.32%	4.30%	3.82%
Blended Index	Growth of $10,000	$9,814	$10,516	$12,122	$13,622	$22,282
	Average annual total return	–1.86%	5.16%	6.62%	6.38%	8.34%

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	3

DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,262	$9,668	$9,975	$10,241	$12,521
	Average annual total return	–7.38%	–3.32%	–0.08%	0.48%	2.27%
MSCI World Index	Growth of $10,000	$9,423	$10,284	$12,148	$13,959	$25,828
	Average annual total return	–5.77%	2.84%	6.70%	6.90%	9.95%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,614	$10,874	$11,683	$12,345	$14,555
	Average annual total return	6.14%	8.74%	5.32%	4.30%	3.82%
Blended Index	Growth of $10,000	$9,814	$10,516	$12,122	$13,622	$22,282
	Average annual total return	–1.86%	5.16%	6.62%	6.38%	8.34%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

4	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary	(Unaudited)

Asset Allocation* (As a % of Investment Portfolio)	6/30/20	12/31/19
Real Asset	33%	39%
DWS RREEF Global Infrastructure Fund	11%	11%
DWS Enhanced Commodity Strategy Fund	10%	12%
DWS RREEF Real Estate Securities Fund	8%	7%
iShares Global Infrastructure ETF	4%	6%
DWS RREEF Global Real Estate Securities Fund	—	3%

Alternative Fixed Income	15%	22%
DWS Floating Rate Fund	7%	11%
DWS Emerging Markets Fixed Income Fund	5%	5%
iShares JP Morgan USD Emerging Markets Bond ETF	3%	6%

Alternative Equity	21%	23%
SPDR Bloomberg Barclays Convertible Securities ETF	13%	15%
iShares U.S. Preferred Stock ETF	8%	8%

Absolute Return	4%	3%
DWS Global Macro Fund	3%	2%
Invesco DB U.S. Dollar Index Bullish Fund	1%	1%

Cash Equivalents	27%	13%
DWS Central Cash Management Government Fund	15%	7%
DWS ESG Liquidity Fund	12%	6%
	100%	100%

*

During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Dokyoung Lee, CFA, Director

Darwei Kung, Managing Director

Sophia Noisten, Associate

Portfolio Managers

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	5

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Mutual Funds 47.0%

DWS Emerging Markets Fixed Income Fund “Institutional” (a)	2,578,841	22,977,477

DWS Enhanced Commodity Strategy Fund “Institutional” (a)	5,283,602	42,585,834

DWS Floating Rate Fund “Institutional” (a)	3,962,004	29,794,269

DWS Global Macro Fund “Institutional” (a)	1,300,961	12,385,153

DWS RREEF Global Infrastructure Fund “Institutional” (a)	3,180,267	47,894,825

DWS RREEF Real Estate Securities Fund “Institutional” (a)	2,037,832	37,496,117
Total Mutual Funds (Cost $211,068,405)		193,133,675

Exchange-Traded Funds 31.4%

Invesco DB U.S. Dollar Index Bullish Fund	120,520	3,172,087

iShares Global Infrastructure ETF	435,715	16,683,527

iShares JP Morgan USD Emerging Markets Bond ETF	133,560	14,587,423

	Shares	Value ($)

iShares U.S. Preferred Stock ETF	984,533	34,104,223

SPDR Bloomberg Barclays Convertible Securities ETF	1,005,174	60,813,027
Total Exchange-Traded Funds (Cost $125,952,100)		129,360,287

Cash Equivalents 29.8%

DWS Central Cash Management Government Fund, 0.12% (a) (b)	66,639,286	66,639,286

DWS ESG Liquidity Fund “Institutional Shares”, 0.34% (a) (b)	55,864,632	55,875,805
Total Cash Equivalents (Cost $122,474,037)		122,515,091

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $459,494,542)	108.2	445,009,053
Other Assets and Liabilities, Net	(8.2)	(33,832,884)
Net Assets	100.0	411,176,169

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Mutual Funds 47.0%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
19,550,537	4,478,778	—	—	(1,051,838)	453,477	—	2,578,841	22,977,477
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
45,239,972	4,379,036	—	—	(7,033,174)	353,736	—	5,283,602	42,585,834
DWS Floating Rate Fund “Institutional” (a)
39,558,492	720,914	6,650,000	(1,747,232)	(2,087,905)	720,914	—	3,962,004	29,794,269
DWS Global Macro Fund “Institutional” (a)
8,887,591	4,019,150	—	—	(521,588)	—	—	1,300,961	12,385,153
DWS RREEF Global Infrastructure Fund “Institutional” (a)
43,335,324	8,172,784	—	—	(3,613,283)	285,785	—	3,180,267	47,894,825
DWS RREEF Global Real Estate Securities Fund “Institutional” (a)
11,176,441	—	7,995,646	(3,069,600)	(111,195)	—	—	—	—
DWS RREEF Real Estate Securities Fund “Institutional” (a)
26,423,025	16,104,092	—	—	(5,031,000)	666,452	412,042	2,037,832	37,496,117
Cash Equivalents 29.8%
DWS Central Cash Management Government Fund, 0.12% (a) (b)
27,144,085	94,807,649	55,312,448	—	—	157,646	—	66,639,286	66,639,286
DWS ESG Liquidity Fund “Institutional”, 0.34% (a) (b)
22,402,874	33,434,013	—	—	38,918	173,877	—	55,864,632	55,875,805
243,718,341	166,116,416	69,958,094	(4,816,832)	(19,411,065)	2,811,887	412,042	140,847,425	315,648,766

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.

(b)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$193,133,675	$—	$—	$193,133,675
Exchange-Traded Funds	129,360,287	—	—	129,360,287
Short-Term Investments	122,515,091	—	—	122,515,091
Total	$445,009,053	$—	$—	$445,009,053

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	7

Statement of Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in affiliated Underlying Funds, at value (cost $333,542,442)	$315,648,766
Investments in non-affiliated securities, at value (cost $125,952,100)	129,360,287
Cash	10,000
Receivable for Fund shares sold	253,650
Interest receivable	23,582
Other assets	3,209
Total assets	445,299,494

Liabilities
Payable for investment purchased	33,774,979
Payable for Fund shares redeemed	9,747
Accrued Management fee	55,026
Accrued Trustees’ fees	537
Other accrued expenses and payables	283,036
Total liabilities	34,123,325
Net assets, at value	$411,176,169

Net Assets Consist of
Distributable earnings (loss)	$(31,673,292)
Paid-in capital	442,849,461
Net assets, at value	$411,176,169
Class A

Net Asset Value, offering and redemption price per share ($31,636,142 ÷ 2,632,060 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.02
Class B

Net Asset Value, offering and redemption price per share ($379,540,027 ÷ 31,562,413 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.03

     Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:
Income distributions from affiliated Underlying Funds	$2,811,887
Dividends	1,196,292
Total income	4,008,179
Expenses:
Management fee	191,676
Administration fee	187,883
Recordkeeping fees (Class B)	221,539
Services to shareholders	1,091
Distribution and service fees (Class B)	439,540
Custodian fee	2,676
Professional fees	38,704
Reports to shareholders	24,844
Trustees’ fees and expenses	8,064
Other	4,545
Total expenses before expense reductions	1,120,562
Expense reductions	(45,158)
Total expenses after expense reductions	1,075,404
Net investment income	2,932,775

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(4,816,832)
Sale of non-affiliated Underlying Funds	(3,744,636)
Capital gain distributions from affiliated Underlying Funds	412,042
(8,149,426)
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	(19,411,065)
Non-affiliated Underlying Funds	(4,410,700)
(23,821,765)
Net gain (loss)	(31,971,191)
Net increase (decrease) in net assets resulting from operations	$(29,038,416)

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2019
Operations:
Net investment income (loss)	$2,932,775	$9,024,230
Net realized gain (loss)	(8,149,426)	2,636,547
Change in net unrealized appreciation (depreciation)	(23,821,765)	26,981,654
Net increase (decrease) in net assets resulting from operations	(29,038,416)	38,642,431
Distributions to shareholders:
Class A	(873,617)	(1,142,148)
Class B	(8,977,130)	(9,062,974)
Total distributions	(9,850,747)	(10,205,122)
Fund share transactions:
Class A
Proceeds from shares sold	2,886,103	5,519,916
Reinvestment of distributions	873,617	1,142,148
Payments for shares redeemed	(2,598,221)	(2,018,312)
Net increase (decrease) in net assets from Class A share transactions	1,161,499	4,643,752
Class B
Proceeds from shares sold	61,809,124	118,564,810
Reinvestment of distributions	8,977,130	9,062,974
Payments for shares redeemed	(4,989,222)	(11,692,494)
Net increase (decrease) in net assets from Class B share transactions	65,797,032	115,935,290
Increase (decrease) in net assets	28,069,368	149,016,351
Net assets at beginning of period	383,106,801	234,090,450

Net assets at end of period	$411,176,169	$383,106,801

Other Information
Class A
Shares outstanding at beginning of period	2,541,554	2,180,831
Shares sold	234,831	428,198
Shares issued to shareholders in reinvestment of distributions	76,499	90,217
Shares redeemed	(220,824)	(157,692)
Net increase (decrease) in Class A shares	90,506	360,723

Shares outstanding at end of period	2,632,060	2,541,554
Class B
Shares outstanding at beginning of period	26,180,029	17,175,164
Shares sold	5,007,369	9,198,591
Shares issued to shareholders in reinvestment of distributions	785,401	715,310
Shares redeemed	(410,386)	(909,036)
Net increase (decrease) in Class B shares	5,382,384	9,004,865

Shares outstanding at end of period	31,562,413	26,180,029

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	9

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.35		$12.10	$13.61	$12.97	$12.60	$13.88
Income (loss) from investment operations:
Net investment income[a]	.11		.40	.61	.33	.35	.29
Net realized and unrealized gain (loss)	(1.10)		1.35	(1.84)	.62	.31	(1.13)
Total from investment operations	(.99)		1.75	(1.23)	.95	.66	(.84)
Less distributions from:
Net investment income	(.34)		(.50)	(.28)	(.31)	(.29)	(.41)
Net realized gains	—		—	—	—	—	(.03)
Total distributions	(.34)		(.50)	(.28)	(.31)	(.29)	(.44)
Net asset value, end of period	$12.02		$13.35	$12.10	$13.61	$12.97	$12.60
Total Return (%)[c]	(7.25	)**	14.68 [b]	(9.14)[b]	7.41 [b]	5.30 [b]	(6.29)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		34	26	27	24	21
Ratio of expenses before expense reductions (%)[d,e]	.24	*	.56	.73	.64	.56	.53
Ratio of expenses after expense reductions (%)[d,e]	.24	*	.23	.16	.19	.27	.33
Ratio of net investment income (%)	1.84	*	3.09	4.78	2.50	2.70	2.19
Portfolio turnover rate (%)	16	**	10	32	55	51	21

	Six Months Ended 6/30/20		Years Ended December 31,
Class B	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.34		$12.09	$13.59	$12.96	$12.59	$13.87
Income (loss) from investment operations:
Net investment income[a]	.09		.37	.62	.31	.31	.25
Net realized and unrealized gain (loss)	(1.09)		1.34	(1.88)	.59	.31	(1.12)
Total from investment operations	(1.00)		1.71	(1.26)	.90	.62	(.87)
Less distributions from:
Net investment income	(.31)		(.46)	(.24)	(.27)	(.25)	(.38)
Net realized gains	—		—	—	—	—	(.03)
Total distributions	(.31)		(.46)	(.24)	(.27)	(.25)	(.41)
Net asset value, end of period	$12.03		$13.34	$12.09	$13.59	$12.96	$12.59
Total Return (%)[b,c]	(7.38	)**	14.35	(9.35)	7.01	4.99	(6.54)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	380		349	208	157	107	88
Ratio of expenses before expense reductions (%)[d,e]	.62	*	.92	1.08	.93	.85	.83
Ratio of expenses after expense reductions (%)[d,e]	.59	*	.52	.45	.48	.57	.62
Ratio of net investment income (%)	1.50	*	2.90	4.85	2.31	2.45	1.84
Portfolio turnover rate (%)	16	**	10	32	55	51	21

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized
**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the six months ended June 30, 2020, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $463,216,350. The net unrealized depreciation for all investments based on tax cost was $18,207,297. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $13,009,506 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $31,216,803.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	11

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2020, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $37,874,754 and $14,645,646, respectively. Purchases and sales of Non-affiliated ETFs aggregated $30,659,540 and $32,322,678, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisors.

RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%

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Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At June 30, 2020, the Fund held approximately 30% of DWS Emerging Markets Fixed Income Fund, 18% of DWS Floating Rate Fund, 13% of DWS ESG Liquidity Fund and 7% of DWS Global Macro Fund.

The Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses for the period January 1, 2020 through April 30, 2021 to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of each class as follows:

Class A	.86%
Class B	1.15%

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed for class B is $45,158.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $187,883, of which $32,317 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2020
Class A	$76	$26
Class B	133	53
	$209	$79

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2020, the Distribution Service Fee aggregated $439,540, of which $76,861 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,824, of which $1,758 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	13

asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At June 30, 2020, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 80% and 18%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 83% and 11%, respectively.

E. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

F. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$927.50	$926.20
Expenses Paid per $1,000*	$1.15	$2.83

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$1,023.67	$1,021.93
Expenses Paid per $1,000*	$1.21	$2.97

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.24%	.59%

**

The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

16	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2019.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	17

by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that changes to the portfolio management team were made effective December 6, 2018. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, from inception through October 1, 2019, in connection with the 2019 contract renewal process, DIMA waived voluntarily a portion (0.15%) of the Fund’s management fee, and noted further that, effective October 1, 2019, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in other funds and by 0.20% on assets invested in direct investments. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted the Fund’s total (net) operating expenses and noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the DWS Funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

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Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	19

VS2AAA-3 (R-028379-9 8/20)

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS CROCI® U.S. VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
10	Notes to Financial Statements
15	Information About Your Fund’s Expenses
16	Liquidity Risk Management
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance Summary	June 30, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.84% and 1.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000

Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Effective December 1, 2019, the Russell 1000® Value Index has replaced the S&P 500® Index as the fund’s primary benchmark index. The Advisor believes that the new index better represents the fund’s investment strategy and is therefore more suitable for performance comparison.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results

DWS CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,751	$8,701	$10,123	$9,769	$19,163
	Average annual total return	–22.49%	–12.99%	0.41%	–0.47%	6.72%
Russell 1000® Value Index	Growth of $10,000	$8,374	$9,116	$10,557	$12,546	$26,923
	Average annual total return	–16.26%	–8.84%	1.82%	4.64%	10.41%

DWS CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$7,739	$8,672	$10,028	$9,630	$18,602
	Average annual total return	–22.61%	–13.28%	0.09%	–0.75%	6.40%
Russell 1000® Value Index	Growth of $10,000	$8,374	$9,116	$10,557	$12,546	$26,923
	Average annual total return	–16.26%	–8.84%	1.82%	4.64%	10.41%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/20	12/31/19
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/20	12/31/19
Financials	27%	38%
Health Care	26%	16%
Industrials	13%	10%
Communication Services	12%	10%
Information Technology	9%	2%
Consumer Staples	7%	—
Consumer Discretionary	6%	2%
Utilities	—	17%
Energy	—	3%
Materials	—	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 98.8%
Communication Services 11.8%
Diversified Telecommunication Services 4.8%

AT&T, Inc.	95,210	2,878,198

Verizon Communications, Inc.	50,512	2,784,727

		5,662,925

Media 7.0%

Comcast Corp. “A”	72,758	2,836,107

Discovery, Inc. “A”* (a)	130,351	2,750,406

Fox Corp. “A”	100,144	2,685,862

		8,272,375

Consumer Discretionary 5.6%
Auto Components 2.8%
BorgWarner, Inc. (a)	94,052	3,320,036

Household Durables 2.8%
Garmin Ltd.	33,819	3,297,352

Consumer Staples 6.8%
Beverages 2.1%
Molson Coors Beverage Co. “B”	73,006	2,508,486

Food Products 2.2%
The JM Smucker Co.	24,871	2,631,601

Tobacco 2.5%
Altria Group, Inc.	74,457	2,922,437

Financials 26.6%
Banks 18.4%

Citigroup, Inc.	61,536	3,144,490

Comerica, Inc.	83,876	3,195,676

Huntington Bancshares, Inc.	345,070	3,117,707

JPMorgan Chase & Co.	30,833	2,900,152

M&T Bank Corp.	29,975	3,116,501

U.S. Bancorp.	85,525	3,149,030

Zions Bancorp. NA	93,672	3,184,848

		21,808,404

Capital Markets 5.3%

Bank of New York Mellon Corp.	82,544	3,190,325

State Street Corp.	48,074	3,055,103

		6,245,428

Consumer Finance 2.9%
Synchrony Financial	155,042	3,435,731

Health Care 26.1%
Biotechnology 14.7%

AbbVie, Inc.	30,908	3,034,547

Alexion Pharmaceuticals, Inc.*	27,282	3,062,132

Amgen, Inc.	12,081	2,849,425

Biogen, Inc.*	8,952	2,395,108

Gilead Sciences, Inc.	37,812	2,909,255

Regeneron Pharmaceuticals, Inc.*	4,944	3,083,325

		17,333,792

Health Care Providers & Services 2.5%
McKesson Corp.	19,154	2,938,607

Pharmaceuticals 8.9%

Bristol-Myers Squibb Co.	44,435	2,612,778

Merck & Co., Inc.	35,380	2,735,935

	Shares	Value ($)

Mylan NV*	172,589	2,775,231

Pfizer, Inc.	74,184	2,425,817

		10,549,761

Industrials 12.4%
Air Freight & Logistics 2.4%
CH Robinson Worldwide, Inc.	35,606	2,815,011

Building Products 2.7%
Johnson Controls International PLC	94,338	3,220,699

Machinery 5.0%

Cummins, Inc.	17,323	3,001,383

PACCAR, Inc.	39,945	2,989,883

		5,991,266

Professional Services 2.3%
ManpowerGroup, Inc.	39,313	2,702,769

Information Technology 9.5%
IT Services 7.2%

Amdocs Ltd.	44,531	2,711,047

Cognizant Technology Solutions Corp. “A”	52,743	2,996,857

International Business Machines Corp.	22,892	2,764,667

		8,472,571

Technology Hardware, Storage & Peripherals 2.3%

Hewlett Packard Enterprise Co.	278,634	2,711,109
Total Common Stocks (Cost $123,006,415)		116,840,360

Securities Lending Collateral 4.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (b) (c) (Cost $5,723,396)	5,723,396	5,723,396

Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.12% (b) (Cost $1,217,640)	1,217,640	1,217,640

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $129,947,451)	104.7	123,781,396
Other Assets and Liabilities, Net	(4.7)	(5,513,118)
Net Assets	100.0	118,268,278

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	5

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 4.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (b) (c)
3,120,056	2,603,340	(d)	—	—	—	2,817	—	5,723,396	5,723,396
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.12% (b)
845,193	6,444,255		6,071,808	—	—	4,053	—	1,217,640	1,217,640
3,965,249	9,047,595		6,071,808	—	—	6,870	—	6,941,036	6,941,036

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2020 amounted to $5,587,702, which is 4.7% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$116,840,360	$—	$—	$116,840,360
Short-Term Investment (e)	6,941,036	—	—	6,941,036
Total	$123,781,396	$—	$—	$123,781,396

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statement of Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $123,006,415) — including $5,587,702 of securities loaned	$116,840,360
Investment in DWS Government & Agency Securities Portfolio (cost $5,723,396)*	5,723,396
Investment in DWS Central Cash Management Government Fund (cost $1,217,640)	1,217,640
Cash	10,000
Receivable for Fund shares sold	3,045
Dividends receivable	351,452
Interest receivable	571
Other assets	1,598
Total assets	124,148,062

Liabilities
Payable upon return of securities loaned	5,723,396
Payable for Fund shares redeemed	42,284
Accrued management fee	47,042
Accrued Trustees’ fees	2,475
Other accrued expenses and payables	64,587
Total liabilities	5,879,784
Net assets, at value	$118,268,278

Net Assets Consist of
Distributable earnings (loss)	(22,193,173)
Paid-in capital	140,461,451
Net assets, at value	$118,268,278

Net Asset Value
Class A

Net Asset Value, and redemption price per share ($115,438,318 ÷ 10,123,663 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$11.40
Class B

Net Asset Value, offering and redemption price per share ($2,829,960 ÷ 246,898 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$11.46

*	Represents collateral on securities loaned.

Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:
Dividends	$2,016,515
Income distributions — DWS Central Cash Management Government Fund	4,053
Securities lending income, net of borrower rebates	2,817
Total income	2,023,385
Expenses:
Management fee	409,257
Administration fee	61,816
Services to Shareholders	3,450
Recordkeeping fee (Class B)	984
Distribution service fee (Class B)	3,755
Custodian fee	2,962
Professional fees	37,860
Reports to shareholders	16,172
Trustees’ fees and expenses	4,068
Other	4,469
Total expenses before expense reductions	544,793
Expense reductions	(105,696)
Total expenses after expense reductions	439,097
Net investment income	1,584,288

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	(17,172,226)
Change in net unrealized appreciation (depreciation) on investments	(19,129,241)
Net gain (loss)	(36,301,467)
Net increase (decrease) in net assets resulting from operations	$(34,717,179)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	7

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$1,584,288	$3,092,197
Net realized gain (loss)	(17,172,226)	6,704,808
Change in net unrealized appreciation (depreciation)	(19,129,241)	31,036,303
Net increase (decrease) in net assets resulting from operations	(34,717,179)	40,833,308
Distributions to shareholders:
Class A	(9,467,191)	(14,271,121)
Class B	(221,204)	(332,950)
Total distributions	(9,688,395)	(14,604,071)
Class A
Proceeds from shares sold	3,488,605	3,373,728
Reinvestment of distributions	9,467,191	14,271,121
Payments of shares redeemed	(7,143,940)	(15,030,273)
Net increase (decrease) in net assets from Class A share transactions	5,811,856	2,614,576
Class B
Proceeds from shares sold	205,448	146,155
Reinvestment of distributions	221,204	332,950
Payments of shares redeemed	(205,128)	(438,366)
Net increase (decrease) in net assets from Class B share transactions	221,524	40,739
Increase (decrease) in net assets	(38,372,194)	28,884,552
Net assets at beginning of period	156,640,472	127,755,920

Net assets at end of period	$118,268,278	$156,640,472

Other Information
Class A
Shares outstanding at beginning of period	9,489,452	9,266,278
Shares sold	280,725	231,369
Shares issued to shareholders in reinvestment of distributions	895,666	1,002,890
Shares redeemed	(542,180)	(1,011,085)
Net increase (decrease) in Class A shares	634,211	223,174

Shares outstanding at end of period	10,123,663	9,489,452
Class B
Shares outstanding at beginning of period	226,957	223,302
Shares sold	15,885	9,627
Shares issued to shareholders in reinvestment of distributions	20,809	23,283
Shares redeemed	(16,753)	(29,255)
Net increase (decrease) in Class B shares	19,941	3,655

Shares outstanding at end of period	246,898	226,957

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$16.12		$13.46	$16.64	$13.75	$15.29	$17.38
Income (loss) from investment operations:

Net investment income (loss)[a]	.16		.31	.29	.24	.23	.11
Net realized and unrealized gain (loss)	(3.87)		3.92	(1.89)	2.88	(.93)	(1.20)
Total from investment operations	(3.71)		4.23	(1.60)	3.12	(.70)	(1.09)
Less distributions from:

Net investment income	(.31)		(.30)	(.41)	(.23)	(.14)	(.25)
Net realized gains on investment transactions	(.70)		(1.27)	(1.17)	—	(.70)	(.75)
Total distributions	(1.01)		(1.57)	(1.58)	(.23)	(.84)	(1.00)
Net asset value, end of period	$11.40		$16.12	$13.46	$16.64	$13.75	$15.29
Total Return (%)[b]	(22.49	)**	32.95	(10.50)	22.88 [c]	(4.39)	(6.87)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115		153	125	153	227	293
Ratio of expenses before expense reductions (%)[d]	.86	*	.84	.84	.82	.81	.78
Ratio of expenses after expense reductions (%)[d]	.69	*	.70	.72	.72	.74	.73
Ratio of net investment income (loss) (%)	2.52	*	2.13	1.89	1.59	1.66	.65
Portfolio turnover rate (%)	63	**	111	100	97	293	121

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/20		Years Ended December 31,
Class B	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$16.17		$13.50	$16.67	$13.78	$15.31	$17.40
Income (loss) from investment operations:

Net investment income (loss)[a]	.14		.27	.24	.20	.19	.06
Net realized and unrealized gain (loss)	(3.88)		3.92	(1.88)	2.87	(.92)	(1.21)
Total from investment operations	(3.74)		4.19	(1.64)	3.07	(.73)	(1.15)
Less distributions from:

Net investment income	(.27)		(.25)	(.36)	(.18)	(.10)	(.19)
Net realized gains on investment transactions	(.70)		(1.27)	(1.17)	—	(.70)	(.75)
Total distributions	(.97)		(1.52)	(1.53)	(.18)	(.80)	(.94)
Net asset value, end of period	$11.46		$16.17	$13.50	$16.67	$13.78	$15.31
Total Return (%)[b]	(22.61	)**	32.49	(10.71)	22.45 [c]	(4.62)	(7.16)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4	3	4	4	4
Ratio of expenses before expense reductions (%)[d]	1.18	*	1.16	1.16	1.15	1.13	1.10
Ratio of expenses after expense reductions (%)[d]	1.00	*	1.02	1.04	1.03	1.05	1.04
Ratio of net investment income (loss) (%)	2.21	*	1.82	1.55	1.31	1.37	.35
Portfolio turnover rate (%)	63	**	111	100	97	293	121

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	9

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

10	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $130,319,741. The net unrealized depreciation for all investments based on tax cost was $6,538,345. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $6,714,538 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $13,252,883.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	11

may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $79,559,843 and $81,996,733, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.69%
Class B	1.00%

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$102,988
Class B	2,708

$105,696

12	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $61,816, of which $9,617 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2020
Class A	$191	$62
Class B	113	34

	$304	$96

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2020, the Distribution Service Fee aggregated $3,755, of which $593 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,610, of which $1,133 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $212.

D. Ownership of the Fund

At June 30, 2020, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 60% and 33%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 62% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	13

Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2020.

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

G. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

14	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$775.10	$773.90
Expenses Paid per $1,000*	$3.05	$4.41

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$1,021.43	$1,019.89
Expenses Paid per $1,000*	$3.47	$5.02

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.69%	1.00%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	15

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

16	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	17

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund changed its investment strategy and portfolio management team, and noted that the Fund further changed its investment strategy, effective May 1, 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency

18	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	19

VS2CUS-3 (R-028386-9 8/20)

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS Global Equity VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Manager
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
16	Information About Your Fund’s Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Performance Summary	June 30, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 is 1.22% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to July 12, 2013, the Fund was named DWS Diversified International Equity VIP and had a subadvisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results

DWS Global Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,205	$11,023	$13,439	$15,331	$24,775
	Average annual total return	2.05%	10.23%	10.35%	8.92%	9.50%
MSCI All Country World Index	Growth of $10,000	$9,375	$10,211	$11,956	$13,672	$24,016
	Average annual total return	–6.25%	2.11%	6.14%	6.46%	9.16%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/20	12/31/19
Common Stocks	100%	99%
Cash Equivalent	0%	1%
Rights	0%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	6/30/20	12/31/19
Information Technology	23%	21%
Health Care	18%	15%
Financials	17%	20%
Consumer Discretionary	11%	11%
Communication Services	10%	8%
Industrials	8%	10%
Consumer Staples	7%	7%
Materials	4%	4%
Energy	2%	3%
Real Estate	0%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	6/30/20	12/31/19
United States	55%	52%
Germany	7%	9%
China	7%	7%
Switzerland	6%	5%
Canada	5%	7%
France	4%	4%
Japan	4%	4%
United Kingdom	3%	3%
Ireland	3%	3%
Sweden	2%	1%
Argentina	1%	2%
Others	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Manager

Sebastian P. Werner, PhD, Director

4	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 99.4%
Argentina 1.5%
Globant SA* (Cost $140,221)	2,720	407,592

Brazil 0.6%
Pagseguro Digital Ltd. “A”* (Cost $157,458)	4,600	162,564

Canada 5.3%

Agnico Eagle Mines Ltd.	4,650	297,879

Alimentation Couche-Tard, Inc. “B”	10,340	324,229

Brookfield Asset Management, Inc. “A”	26,400	868,851

(Cost $696,999)		1,490,959

China 6.9%

Alibaba Group Holding Ltd. (ADR)*	2,400	517,680

China Literature Ltd. 144A*	14	95

Momo, Inc. (ADR)	4,200	73,416

New Oriental Education & Technology Group, Inc. (ADR)*	1,490	194,043

Ping An Insurance (Group) Co. of China Ltd. “H”	41,500	416,623

Tencent Holdings Ltd.	11,200	722,193

(Cost $1,275,025)		1,924,050

France 3.8%

Cie de St-Gobain SA*	5,400	195,944

LVMH Moet Hennessy Louis Vuitton SE	275	122,291

Schneider Electric SE	971	108,674

TOTAL SA (a)	6,060	234,187

VINCI SA	4,400	406,312

(Cost $1,203,561)		1,067,408

Germany 7.0%

adidas AG*	485	128,157

Allianz SE (Registered)	2,055	422,177

BASF SE	2,200	123,858

Deutsche Boerse AG	3,650	663,245

Evonik Industries AG	7,800	199,459

Fresenius Medical Care AG & Co. KGaA	4,700	405,502

(Cost $1,580,447)		1,942,398

Ireland 3.0%

Experian PLC	11,041	388,935

Kerry Group PLC “A” (b)	49	6,087

Kerry Group PLC “A” (b)	3,451	429,336

(Cost $484,487)		824,358

Japan 3.7%

Kao Corp.	2,800	221,792

Keyence Corp.	1,200	501,747

SMC Corp.	600	307,384

(Cost $751,300)		1,030,923

Luxembourg 1.0%
Eurofins Scientific SE* (Cost $121,487)	460	290,282

	Shares	Value ($)

Malaysia 0.3%
IHH Healthcare Bhd. (Cost $83,204)	63,900	82,120

Norway 0.5%
Mowi ASA (Cost $82,231)	7,200	137,014

Singapore 0.8%
DBS Group Holdings Ltd. (Cost $279,300)	15,200	227,902

Sweden 1.8%

Assa Abloy AB “B”	6,700	137,395

Spotify Technology SA* (c)	1,445	373,085

(Cost $343,592)		510,480

Switzerland 5.7%

Lonza Group AG (Registered)	1,930	1,022,910

Nestle SA (Registered)	5,185	575,031

(Cost $459,542)		1,597,941

United Kingdom 3.2%

Aon PLC (c)	1,500	288,900

Compass Group PLC	8,360	115,784

Halma PLC	8,200	234,478

Spirax-Sarco Engineering PLC	1,950	241,828

(Cost $447,072)		880,990

United States 54.3%

Activision Blizzard, Inc.	6,961	528,340

Alphabet, Inc. “A”*	450	638,122

Amazon.com, Inc.*	141	388,994

American Express Co.	2,166	206,203

AMETEK, Inc.	4,195	374,907

Amphenol Corp. “A”	6,000	574,860

Apple, Inc.	1,155	421,344

Applied Materials, Inc.	5,750	347,588

AZEK Co., Inc.*	728	23,194

Becton, Dickinson & Co.	1,171	280,185

CBRE Group, Inc. “A”*	2,850	128,877

Danaher Corp.	5,500	972,565

DexCom, Inc.*	760	308,104

Ecolab, Inc.	2,280	453,606

EOG Resources., Inc.	3,300	167,178

EPAM Systems, Inc.*	1,900	478,819

Evolent Health, Inc. “A”*	13,500	96,120

Exact Sciences Corp.*	2,005	174,315

Fiserv, Inc.*	3,475	339,230

Hologic, Inc.*	3,000	171,000

Intuit, Inc.	1,200	355,428

Johnson & Johnson	1,700	239,071

JPMorgan Chase & Co.	5,300	498,518

Las Vegas Sands Corp.	2,460	112,028

Livongo Health, Inc.* (a)	1,650	124,064

MasterCard, Inc. “A”	1,740	514,518

McDonald’s Corp.	2,285	421,514

Microsoft Corp.	4,860	989,059

Mondelez International, Inc. “A”	7,320	374,272

NVIDIA Corp.	1,130	429,298

PPD, Inc*	9,800	262,640

Progressive Corp.	12,800	1,025,408

Quidel Corp.*	830	185,704

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	5

	Shares	Value ($)

Schlumberger Ltd.	3,960	72,824

ServiceMaster Global Holdings, Inc.*	8,100	289,089

ServiceNow, Inc.*	1,375	556,957

T-Mobile U.S., Inc.*	3,950	411,393

TJX Companies, Inc.	5,491	277,625

Vroom, Inc.*	1,332	69,450

YETI Holdings, Inc.* (a)	8,300	354,659

Zoetis, Inc.	3,720	509,789

(Cost $8,710,685)		15,146,859
Total Common Stocks (Cost $16,816,611)		27,723,840

Rights 0.0%
United States
T-Mobile U.S., Inc., Expiration Date 07/27/2020* (Cost $1,462)	3,950	664

	Shares	Value ($)

Securities Lending Collateral 2.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (d) (e) (Cost $635,058)	635,058	635,058

Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 0.12% (d) (Cost $111,130)	111,130	111,130

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $17,564,261)	102.1	28,470,692
Other Assets and Liabilities, Net	(2.1)	(573,907)
Net Assets	100.0	27,896,785

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 2.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (d) (e)
836,078	—	201,020	(f)	—	—	6,052	—	635,058	635,058
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 0.12% (d)
364,206	2,705,998	2,959,074		—	—	975	—	111,130	111,130
1,200,284	2,705,998	3,160,094		—	—	7,027	—	746,188	746,188

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2020 amounted to $620,553, which is 2.2% of net assets.

(b)	Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c)	Listed on the New York Stock Exchange.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$407,592	$—	$—	$407,592
Brazil	162,564	—	—	162,564
Canada	1,490,959	—	—	1,490,959
China	785,139	1,138,911	—	1,924,050
France	—	1,067,408	—	1,067,408
Germany	—	1,942,398	—	1,942,398
Ireland	—	824,358	—	824,358
Japan	—	1,030,923	—	1,030,923
Luxembourg	—	290,282	—	290,282
Malaysia	—	82,120	—	82,120
Norway	—	137,014	—	137,014
Singapore	—	227,902	—	227,902
Sweden	373,085	137,395	—	510,480
Switzerland	—	1,597,941	—	1,597,941
United Kingdom	288,900	592,090	—	880,990
United States	15,146,859	—	—	15,146,859
Rights	664	—	—	664
Short-Term Investments (g)	746,188	—	—	746,188
Total	$19,401,950	$9,068,742	$—	$28,470,692

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	7

Statement of Assets and Liabilities
as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $16,818,073) — including $620,553 of securities loaned	$27,724,504
Investment in DWS Government & Agency Securities Portfolio (cost $635,058)*	635,058
Investment in DWS Central Cash Management Government Fund (cost $111,130)	111,130
Foreign currency, at value (cost $77,134)	75,099
Receivable for investments sold	26,410
Receivable for Fund shares sold	108
Dividends receivable	19,051
Interest receivable	651
Foreign taxes recoverable	16,910
Other assets	289
Total assets	28,609,210

Liabilities
Payable upon return of securities loaned	635,058
Payable for Fund shares redeemed	16,409
Accrued management fee	7,492
Accrued Trustees’ fees	301
Other accrued expenses and payables	53,165
Total liabilities	712,425
Net assets, at value	$27,896,785

Net Assets Consist of
Distributable earnings (loss)	11,444,493
Paid-in capital	16,452,292
Net assets, at value	$27,896,785

Net Asset Value
Class A

Net asset value, offering and redemption price per share ($27,896,785 ÷ 2,217,150 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.58

*	Represents collateral on securities loaned.

Statement of Operations
for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $13,164)	$246,724
Income distributions — DWS Central Cash Management Government Fund	975
Securities lending income, net of borrower rebates	6,052
Total income	253,751
Expenses:
Management fee	88,259
Administration fee	13,322
Services to shareholders	114
Custodian fee	5,718
Professional fees	37,554
Reports to shareholders	13,862
Trustees’ fees and expenses	1,668
Other	5,178
Total expenses before expense reductions	165,675
Expense reductions	(51,617)
Total expenses after expense reductions	114,058
Net investment income	139,693

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	483,270
Foreign currency	(1,404)
481,866
Change in net unrealized appreciation (depreciation) on:
Investments	(249,475)
Foreign currency	(1,689)
(251,164)
Net gain (loss)	230,702
Net increase (decrease) in net assets resulting from operations	$370,395

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$139,693	$197,722
Net realized gain (loss)	481,866	987,156
Change in net unrealized appreciation (depreciation)	(251,164)	7,411,902
Net increase (decrease) in net assets resulting from operations	370,395	8,596,780
Distributions to shareholders:
Class A	(1,173,276)	(2,329,682)
Fund share transactions:
Class A
Proceeds from shares sold	383,392	1,084,314
Reinvestment of distributions	1,173,276	2,329,682
Payments for shares redeemed	(2,758,339)	(4,708,430)
Net increase (decrease) in net assets from Class A share transactions	(1,201,671)	(1,294,434)
Increase (decrease) in net assets	(2,004,552)	4,972,664
Net assets at beginning of period	29,901,337	24,928,673

Net assets at end of period	27,896,785	29,901,337

Other Information
Class A
Shares outstanding at beginning of period	2,310,277	2,415,204
Shares sold	30,576	87,985
Shares issued to shareholders in reinvestment of distributions	107,739	200,144
Shares redeemed	(231,442)	(393,056)
Net increase (decrease) in Class A shares	(93,127)	(104,927)

Shares outstanding at end of period	2,217,150	2,310,277

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	9

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.94		$10.32	$11.70	$9.48	$9.00	$9.21
Income (loss) from investment operations:

Net investment income[a]	.06		.08	.06	.05	.04	.05
Net realized and unrealized gain (loss)	.12		3.55	(1.35)	2.22	.51	(.21)
Total from investment operations	.18		3.63	(1.29)	2.27	.55	(.16)
Less distributions from:

Net investment income	(.09)		(.06)	(.09)	(.05)	(.07)	(.05)
Net realized gains	(.45)		(.95)	—	—	—	—
Total distributions	(.54)		(1.01)	(.09)	(.05)	(.07)	(.05)
Net asset value, end of period	$12.58		$12.94	$10.32	$11.70	$9.48	$9.00
Total Return (%)[b]	2.05	**	36.26	(11.12)	24.04	6.11 [c]	(1.75)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		30	25	31	43	49
Ratio of expenses before expense reductions (%)[d]	1.22	*	1.22	1.22	1.06	1.03	1.00
Ratio of expenses after expense reductions (%)[d]	.84	*	.88	.92	.95	.95	.91
Ratio of net investment income (%)	1.03	*	.69	.51	.49	.49	.58
Portfolio turnover rate (%)	7	**	12	43	19	46	79

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reimbursed.

[c]	Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Equity VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government &

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	11

Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $17,622,972. The net unrealized appreciation for all investments based on tax cost was $10,847,720. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $11,943,751 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,096,031.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized

12	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $1,858,827 and $3,979,754, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.84%.

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed were $51,617.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $13,322, of which $2,194 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	13

agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC aggregated $40, of which $13 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,368, of which $1,572 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2020, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $454.

D. Ownership of the Fund

At June 30, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2020.

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

G. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity

Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data

14	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	15

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A
Beginning Account Value 1/1/20	$1,000.00
Ending Account Value 6/30/20	$1,020.50
Expenses Paid per $1,000*	$4.22

Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/20	$1,000.00
Ending Account Value 6/30/20	$1,020.69
Expenses Paid per $1,000*	$4.22

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Global Equity VIP	.84%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

16	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	17

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

18	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	19

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

20	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Notes

VS2GE-3 (R-028380-9 8/20)

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS Global Income Builder VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
5	Portfolio Summary
5	Portfolio Management Team
6	Investment Portfolio
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
31	Information About Your Fund’s Expenses
32	Liquidity Risk Management
32	Proxy Voting
33	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance Summary	June 30, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.68% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index.

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	3

Comparative Results

DWS Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,407	$9,957	$11,320	$12,481	$19,791
	Average annual total return	–5.93%	–0.43%	4.22%	4.53%	7.06%
MSCI All Country World Index	Growth of $10,000	$9,375	$10,211	$11,956	$13,672	$24,016
	Average annual total return	–6.25%	2.11%	6.14%	6.46%	9.16%
Blended Index 60/40	Growth of $10,000	$9,898	$10,534	$11,969	$13,372	$20,467
	Average annual total return	–1.02%	5.34%	6.17%	5.98%	7.43%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,517	$10,788	$11,627	$12,416	$14,967
	Average annual total return	5.17%	7.88%	5.15%	4.42%	4.12%

DWS Global Income Builder VIP		6-Month‡	1-Year	Life of Class*
Class B	Growth of $10,000	$9,393	$9.938	$10,600
	Average annual total return	–6.07%	–0.62%	2.73%
MSCI All Country World Index	Growth of $10,000	$9,375	$10,211	$10,753
	Average annual total return	–6.25%	2.11%	3.41%
Blended Index 60/40	Growth of $10,000	$9,898	$10,534	$11,250
	Average annual total return	–1.02%	5.34%	5.60%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,517	$10,788	$11,706
	Average annual total return	5.17%	7.88%	7.54%

The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.
‡	Total returns shown for periods less than one year are not annualized.

4	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/20	12/31/19
Equity	56%	64%
Common Stocks	52%	60%
Preferred Stocks	4%	4%

Fixed Income	42%	35%
Corporate Bonds	14%	9%
Asset-Backed	6%	6%
Collateralized Mortgage Obligations	6%	8%
Commercial Mortgage-Backed Securities	5%	5%
Exchange-Traded Funds	3%	3%
Mortgage-Backed Securities Pass-Throughs	3%	1%
Short-Term U.S. Treasury Obligations	3%	2%
Government & Agency Obligations	2%	1%

Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds and Preferred Securities)	6/30/20	12/31/19
Information Technology	18%	15%
Financials	14%	19%
Health Care	13%	9%
Communication Services	12%	10%
Consumer Discretionary	9%	9%
Industrials	8%	7%
Utilities	8%	8%
Consumer Staples	7%	6%
Real Estate	5%	6%
Energy	3%	7%
Materials	3%	4%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Dokyoung Lee, CFA, Director

Di Kumble, CFA, Managing Director

Thomas M. Farina, CFA, Managing Director

Scott Agi, CFA, Director

Darwei Kung, Managing Director

Portfolio Managers

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	5

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 53.1%
Communication Services 5.8%
Diversified Telecommunication Services 2.6%

AT&T, Inc.	18,226	550,972

BCE, Inc.	3,851	160,609

Deutsche Telekom AG (Registered)	10,645	180,081

HKT Trust & HKT Ltd. “SS”, (Units)	55,817	81,989

Koninklijke KPN NV	51,475	136,866

Nippon Telegraph & Telephone Corp.	6,492	151,297

Orange SA	12,938	155,044

Singapore Telecommunications Ltd.	58,599	104,203

Spark New Zealand Ltd.	24,010	71,052

Swisscom AG (Registered)	290	152,341

Telefonica Brasil SA (ADR) (Preferred)	14,238	126,149

Telefonica Deutschland Holding AG	26,046	77,324

Telenor ASA	11,293	164,717

Telia Co. AB	62,452	234,303

TELUS Corp.	10,607	177,903

Verizon Communications, Inc.	8,576	472,795

		2,997,645

Entertainment 0.4%

iQIYI, Inc. (ADR)*	3,572	82,835

NetEase, Inc. (ADR)	874	375,278

		458,113

Interactive Media & Services 0.5%

Alphabet, Inc. “C”*	79	111,675

Facebook, Inc. “A”*	756	171,665

Tencent Holdings Ltd. (ADR)	4,763	304,832

		588,172

Media 0.8%

Charter Communications, Inc. “A”*	721	367,739

Comcast Corp. “A”	5,408	210,804

Interpublic Group of Companies, Inc.	6,475	111,111

ITV PLC	82,971	77,221

Omnicom Group, Inc.	1,813	98,990

Shaw Communications, Inc. “B”	6,402	104,405

		970,270

Wireless Telecommunication Services 1.5%

China Mobile Ltd. (ADR)	12,057	405,597

KDDI Corp.	6,423	192,594

Mobile TeleSystems PJSC (ADR)	9,429	86,653

NTT DoCoMo, Inc.	32,133	855,197

Vodafone Group PLC	133,622	213,209

		1,753,250

Consumer Discretionary 4.8%
Auto Components 0.1%
Bridgestone Corp. (a)	3,366	108,207

Automobiles 0.9%

Bayerische Motoren Werke AG	2,043	130,472

	Shares	Value ($)

Honda Motor Co., Ltd.	4,757	121,541

NIO, Inc. (ADR)*	28,424	219,433

Subaru Corp.	10,253	213,232

Tesla, Inc.*	120	129,577

Toyota Motor Corp.	3,280	205,666

		1,019,921

Diversified Consumer Services 0.1%
Tal Education Group (ADR)*	2,104	143,871

Hotels, Restaurants & Leisure 0.7%

Crown Resorts Ltd.	19,445	131,056

Genting Singapore Ltd.	136,348	74,918

Las Vegas Sands Corp.	3,603	164,080

Restaurant Brands International, Inc.	1,065	57,965

Sands China Ltd.	43,348	171,077

Wynn Macau Ltd.	87,521	151,271

Yum! Brands, Inc.	670	58,230

		808,597

Household Durables 0.5%

Barratt Developments PLC	12,120	75,009

Garmin Ltd.	1,461	142,448

Newell Brands, Inc.	13,241	210,267

Sekisui House Ltd.	6,509	123,877

		551,601

Internet & Direct Marketing Retail 1.7%

Alibaba Group Holding Ltd. (ADR)*	617	133,087

Amazon.com, Inc.*	552	1,522,869

JD.com, Inc. (ADR)*	4,173	251,131

Pinduoduo, Inc. (ADR)*	910	78,114

Wayfair, Inc. “A”*	378	74,697

		2,059,898

Multiline Retail 0.3%

Target Corp.	1,358	162,865

Wesfarmers Ltd.	5,503	171,568

		334,433

Specialty Retail 0.5%

Hennes & Mauritz AB “B”	7,940	116,050

Home Depot, Inc.	1,228	307,626

TJX Companies, Inc.	2,509	126,855

		550,531

Consumer Staples 4.6%
Beverages 0.5%

Coca-Cola Co.	6,566	293,369

PepsiCo, Inc.	2,335	308,827

		602,196

Food & Staples Retailing 1.7%

Casino Guichard Perrachon SA	3,152	116,684

Colruyt SA	2,282	125,783

Walgreens Boots Alliance, Inc.	15,027	636,995

Walmart, Inc.	6,956	833,190

Wm Morrison Supermarkets PLC	82,388	195,401

		1,908,053

Food Products 1.3%

Bunge Ltd.	1,546	63,587

General Mills, Inc.	2,697	166,270

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

Hormel Foods Corp.	7,677	370,569

Kellogg Co.	2,198	145,200

Kraft Heinz Co.	4,960	158,174

Mowi ASA	5,970	113,607

Nestle SA (Registered)	3,317	367,865

The JM Smucker Co.	1,333	141,045

		1,526,317

Household Products 0.4%

Kimberly-Clark Corp.	1,069	151,103

Procter & Gamble Co.	2,761	330,133

		481,236

Personal Products 0.1%
Pola Orbis Holdings, Inc. (a)	7,248	126,057

Tobacco 0.6%

British American Tobacco PLC	7,869	303,676

Philip Morris International, Inc.	5,301	371,388

		675,064

Energy 1.5%
Energy Equipment & Services 0.7%

Baker Hughes Co.	8,192	126,075

Halliburton Co.	50,991	661,863

		787,938

Oil, Gas & Consumable Fuels 0.8%

Canadian Natural Resources Ltd.	3,297	57,192

Chevron Corp.	2,463	219,773

Galp Energia, SGPS, SA	5,500	64,063

Kinder Morgan, Inc.	6,994	106,099

Marathon Petroleum Corp.	9,583	358,213

Valero Energy Corp.	2,868	168,696

		974,036

Financials 5.3%
Banks 2.4%

Australia & New Zealand Banking Group Ltd.	8,090	105,096

Bank of Nova Scotia	2,952	122,159

BOC Hong Kong Holdings Ltd.	40,360	129,015

Canadian Imperial Bank of Commerce	1,742	116,433

Citizens Financial Group, Inc.	2,439	61,560

DBS Group Holdings Ltd.	12,091	181,287

Erste Group Bank AG*	8,325	197,045

Hang Seng Bank Ltd.	4,225	71,397

Huntington Bancshares, Inc.	45,220	408,563

JPMorgan Chase & Co.	1,970	185,298

Mitsubishi UFJ Financial Group, Inc.	27,823	109,096

Mizuho Financial Group, Inc.	92,364	113,178

Nordea Bank Abp*	8,560	59,506

Oversea-Chinese Banking Corp., Ltd.	15,646	101,625

People’s United Financial, Inc.	9,120	105,518

Royal Bank of Canada	2,844	192,959

Sumitomo Mitsui Financial Group, Inc.	4,122	115,935

Svenska Handelsbanken AB “A”*	7,709	73,496

Toronto-Dominion Bank	3,552	158,527

Truist Financial Corp.	2,763	103,751

United Overseas Bank Ltd.	5,290	77,024

		2,788,468

	Shares	Value ($)
Capital Markets 0.5%

3i Group PLC	5,701	59,056

Amundi SA 144A*	1,013	79,684

Apollo Global Management, Inc.	1,237	61,751

Blackstone Group, Inc. “A”	1,958	110,940

CME Group, Inc.	691	112,315

Magellan Financial Group Ltd.	3,842	157,087

		580,833

Insurance 2.4%

Admiral Group PLC	2,995	85,208

Ageas	2,603	92,593

Allianz SE (Registered)	781	160,448

American Financial Group, Inc.	1,017	64,539

Assicurazioni Generali SpA	9,746	147,982

Baloise Holding AG (Registered)	750	112,954

Chubb Ltd.	637	80,657

Everest Re Group Ltd.	754	155,475

Fidelity National Financial, Inc.	3,008	92,225

Manulife Financial Corp.	23,546	320,341

MetLife, Inc.	3,035	110,838

MS&AD Insurance Group Holdings, Inc.	3,315	90,886

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	500	130,402

Poste Italiane SpA 144A	13,013	113,732

QBE Insurance Group Ltd.	28,719	176,540

Sampo Oyj “A”	11,055	382,336

SCOR SE*	2,596	71,504

Sompo Holdings, Inc.	2,456	84,424

Zurich Insurance Group AG	824	291,856

		2,764,940

Health Care 7.3%
Biotechnology 2.1%

AbbVie, Inc.	6,200	608,716

Amgen, Inc.	1,429	337,044

BeiGene Ltd. (ADR)*	618	116,431

Gilead Sciences, Inc.	8,756	673,687

Regeneron Pharmaceuticals, Inc.*	1,048	653,585

Zai Lab Ltd. (ADR)*	1,048	86,072

		2,475,535

Health Care Equipment & Supplies 0.5%

Abbott Laboratories	2,660	243,204

DexCom, Inc.*	155	62,837

Medtronic PLC	2,420	221,914

		527,955

Health Care Providers & Services 0.4%

Cardinal Health, Inc.	2,961	154,535

CVS Health Corp.	1,151	74,780

UnitedHealth Group, Inc.	804	237,140

		466,455

Pharmaceuticals 4.3%

Astellas Pharma, Inc.	8,519	142,156

AstraZeneca PLC	2,335	245,033

Bayer AG (Registered)	2,184	162,663

Bristol-Myers Squibb Co.	4,800	282,240

Canopy Growth Corp.* (a)	3,796	61,486

Chugai Pharmaceutical Co., Ltd.	13,242	708,801

Eli Lilly & Co.	1,701	279,270

GlaxoSmithKline PLC	13,529	275,309

H. Lundbeck AS	2,484	93,773

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	7

	Shares	Value ($)

Hikma Pharmaceuticals PLC	2,017	55,582

Johnson & Johnson	2,881	405,155

Merck & Co., Inc.	5,229	404,359

Novartis AG (Registered)	4,210	368,541

Novo Nordisk AS ‘‘B”	2,925	190,676

Pfizer, Inc.	11,109	363,264

Roche Holding AG (Genusschein)	1,423	495,660

Sanofi	2,465	252,682

Takeda Pharmaceutical Co., Ltd.	5,341	191,541

		4,978,191

Industrials 4.9%
Aerospace & Defense 0.6%

BAE Systems PLC	20,037	120,446

General Dynamics Corp.	802	119,867

Lockheed Martin Corp.	405	147,792

Raytheon Technologies Corp.	2,694	166,004

Singapore Technologies Engineering Ltd.	42,026	100,245

		654,354

Air Freight & Logistics 0.1%
United Parcel Service, Inc. “B”	1,338	148,759

Airlines 0.1%
Deutsche Lufthansa AG (Registered)*	8,594	86,726

Building Products 0.1%
Johnson Controls International PLC	3,412	116,486

Commercial Services & Supplies 0.1%

Quad Graphics, Inc.	2	7

Waste Management, Inc.	1,165	123,385

		123,392

Construction & Engineering 0.4%

Bouygues SA*	3,271	112,760

HOCHTIEF AG	1,912	171,051

Kajima Corp.	11,284	133,083

		416,894

Electrical Equipment 0.6%

ABB Ltd. (Registered)	6,423	145,676

Eaton Corp. PLC	1,738	152,040

Emerson Electric Co.	1,542	95,650

Prysmian SpA	12,226	284,288

		677,654

Industrial Conglomerates 0.4%

3M Co.	878	136,959

Honeywell International, Inc.	910	131,577

Siemens AG (Registered)	1,358	161,137

		429,673

Machinery 0.6%

Cummins, Inc.	586	101,530

Komatsu Ltd.	3,555	72,765

Metso Oyj	1,831	60,232

PACCAR, Inc.	3,071	229,864

Wartsila OYJ Abp	8,930	74,302

Yangzijiang Shipbuilding Holdings Ltd.	167,210	112,168

		650,861

Professional Services 0.1%
Adecco Group AG (Registered)	2,516	119,048

	Shares	Value ($)
Road & Rail 0.5%

Aurizon Holdings Ltd.	105,978	361,681

Uber Technologies, Inc.*	3,744	116,363

Union Pacific Corp.	953	161,124

		639,168

Trading Companies & Distributors 0.9%

ITOCHU Corp.	8,175	176,053

Marubeni Corp.	18,772	84,926

Mitsubishi Corp.	28,355	596,369

Mitsui & Co., Ltd.	8,467	125,167

Sumitomo Corp.	9,205	105,366

		1,087,881

Transportation Infrastructure 0.4%

Aena SME SA 144A*	513	68,742

Transurban Group (Units)	46,711	460,085

		528,827

Information Technology 12.1%
Communications Equipment 0.8%

Cisco Systems, Inc.	8,739	407,587

Juniper Networks, Inc.	5,866	134,097

Motorola Solutions, Inc.	876	122,754

Nokia Oyj	39,748	174,832

Telefonaktiebolaget LM Ericsson “B”	14,837	137,595

		976,865

Electronic Equipment, Instruments & Components 0.6%

Cognex Corp.	1,340	80,025

Corning, Inc.	4,867	126,055

Kyocera Corp.	1,632	88,830

Murata Manufacturing Co., Ltd.	2,456	143,998

TE Connectivity Ltd.	1,518	123,793

Venture Corp., Ltd.	12,417	144,921

		707,622

IT Services 3.8%

Accenture PLC “A”	1,226	263,247

Afterpay Ltd.*	1,800	76,871

Automatic Data Processing, Inc.	1,156	172,117

Broadridge Financial Solutions, Inc.	1,205	152,059

Fujitsu Ltd.	1,632	191,203

GDS Holdings Ltd. (ADR)*	1,030	82,050

International Business Machines Corp.	3,276	395,642

Leidos Holdings, Inc.	1,576	147,624

MasterCard, Inc. “A”	1,391	411,319

NEC Corp.	4,208	201,660

Okta, Inc.*	601	120,338

Paychex, Inc.	2,629	199,147

PayPal Holdings, Inc.*	1,382	240,786

Shopify, Inc. “A”*	460	437,017

Square, Inc. “A”*	5,092	534,354

Twilio, Inc. “A”* (a)	412	90,401

Visa, Inc. “A” (a)	2,257	435,985

Western Union Co.	10,851	234,598

Wirecard AG	596	4,121

		4,390,539

Semiconductors & Semiconductor Equipment 2.5%

Advanced Micro Devices, Inc.*	2,164	113,848

Analog Devices, Inc.	1,159	142,140

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

Applied Materials, Inc.	1,529	92,428

Broadcom, Inc.	1,886	595,240

Intel Corp.	4,529	270,970

KLA Corp.	890	173,087

Lam Research Corp.	462	149,439

Maxim Integrated Products, Inc.	2,934	177,830

NVIDIA Corp.	223	84,720

QUALCOMM., Inc.	2,027	184,883

Skyworks Solutions, Inc.	721	92,187

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	9,053	513,939

Texas Instruments, Inc.	2,256	286,444

Tokyo Electron Ltd.	343	84,660

		2,961,815

Software 2.5%

Adobe, Inc.*	695	302,540

Autodesk, Inc.*	378	90,414

DocuSign, Inc.*	756	130,191

Intuit, Inc.	537	159,054

Microsoft Corp.	3,602	733,043

Oracle Corp.	4,591	253,745

Paycom Software, Inc.*	429	132,874

salesforce.com, Inc.*	940	176,090

SAP SE	1,033	145,177

ServiceNow, Inc.*	565	228,859

Splunk, Inc.*	532	105,708

Trade Desk, Inc. “A”* (a)	189	76,829

Trend Micro, Inc.	2,817	158,403

WiseTech Global Ltd.	6,524	88,534

Workday, Inc. “A”*	429	80,377

		2,861,838

Technology Hardware, Storage & Peripherals 1.9%

Apple, Inc.	1,931	704,429

Brother Industries Ltd.	4,139	74,697

Canon, Inc. (a)	18,840	373,597

FUJIFILM Holdings Corp.	1,374	58,761

Hewlett Packard Enterprise Co.	9,576	93,174

HP, Inc.	7,736	134,839

NetApp, Inc.	3,748	166,299

Samsung Electronics Co., Ltd. (GDR) (Registered)	190	209,570

Seagate Technology PLC	5,763	278,987

Seiko Epson Corp.	9,669	110,793

		2,205,146

Materials 1.5%
Chemicals 0.8%

Air Products & Chemicals, Inc.	597	144,152

BASF SE	1,232	69,361

Dow, Inc.	8,209	334,599

Linde PLC	411	87,177

Mitsubishi Chemical Holdings Corp.	19,424	113,023

Nutrien Ltd.	5,135	164,989

Sociedad Quimica y Minera de Chile SA (ADR)	2,336	60,899

		974,200

Construction Materials 0.1%
LafargeHolcim Ltd. (Registered)	2,945	130,701

Containers & Packaging 0.3%

Amcor PLC	15,086	154,028

	Shares	Value ($)

International Paper Co.	3,576	125,911

Westrock Co.	4,015	113,464

		393,403

Metals & Mining 0.3%

Anglo American PLC	2,780	65,097

Mitsubishi Materials Corp.	4,397	92,991

Polyus PJSC (GDR)	995	83,729

Rio Tinto PLC	1,101	62,491

		304,308

Real Estate 1.8%
Equity Real Estate Investment Trusts (REITs)

Ascendas Real Estate Investment Trust	132,702	305,218

CapitaLand Commercial Trust	77,096	94,118

CapitaLand Mall Trust	88,568	125,205

Crown Castle International Corp.	884	147,937

Host Hotels & Resorts, Inc.	30,796	332,289

Mid-America Apartment Communities, Inc.	706	80,957

National Retail Properties, Inc.	2,450	86,926

Prologis, Inc.	1,531	142,888

Public Storage	289	55,456

Realty Income Corp.	1,986	118,167

Suntec Real Estate Investment Trust	88,603	90,187

VICI Properties, Inc.	18,414	371,779

WP Carey, Inc.	1,820	123,123

		2,074,250

Utilities 3.5%
Electric Utilities 2.3%

American Electric Power Co., Inc.	1,587	126,389

Duke Energy Corp.	2,109	168,488

EDP — Energias de Portugal SA	35,630	170,287

Endesa SA	8,045	198,733

Enel Americas SA (ADR)	7,952	59,720

Enel SpA	20,810	180,243

Entergy Corp.	1,301	122,047

Evergy, Inc.	2,228	132,098

Exelon Corp.	3,175	115,221

Fortum Oyj	22,365	427,820

NextEra Energy, Inc.	751	180,368

OGE Energy Corp.	3,067	93,114

Power Assets Holdings Ltd.	26,792	145,674

PPL Corp.	7,329	189,381

Red Electrica Corp. SA	8,536	159,777

Southern Co.	3,514	182,201

		2,651,561

Gas Utilities 0.2%

Naturgy Energy Group SA	6,532	121,578

Snam SpA	28,043	136,992

		258,570

Multi-Utilities 1.0%

Consolidated Edison, Inc.	1,634	117,534

Dominion Energy, Inc	2,840	230,551

DTE Energy Co.	1,162	124,915

Engie SA*	9,043	112,259

National Grid PLC (a)	13,458	165,426

Public Service Enterprise Group, Inc.	2,400	117,984

Sempra Energy	971	113,830

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	9

	Shares	Value ($)

WEC Energy Group, Inc.	1,605	140,678

		1,123,177
Total Common Stocks (Cost $53,310,270)		61,701,501

Preferred Stocks 4.4%
Financials 2.7%

AGNC Investment Corp. Series C, 7.0%	14,427	327,349

Capital One Financial Corp. Series G, 5.2%	10,000	243,100

Citigroup, Inc. Series S, 6.3%	15,000	384,150

Fifth Third Bancorp. Series I, 6.625%	10,000	264,100

JPMorgan Chase & Co. Series AA, 6.1%	15,000	381,150

KeyCorp. Series E, 6.125%	10,000	254,200

Morgan Stanley Series K, 5.85%	10,000	257,400

The Goldman Sachs Group, Inc. Series J, 5.5%	17,000	431,800

Truist Financial Corp., Series H, 5.625%	10,000	252,800

Wells Fargo & Co. Series Y, 5.625%	15,000	380,400

		3,176,449

Real Estate 1.0%

Kimco Realty Corp. Series L, 5.125%	15,000	351,600

Prologis, Inc. Series Q, 8.54%	164	11,808

Simon Property Group, Inc. Series J, 8.375%	8,000	483,200

VEREIT, Inc. Series F, 6.7%	10,801	270,241

		1,116,849

Utilities 0.7%
Dominion Energy, Inc. Series A, 5.25%	30,000	763,500
Total Preferred Stocks (Cost $5,443,902)		5,056,798

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,284)	170	9,099

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 13.7%
Communication Services 2.9%

Amazon.com, Inc., 2.5%, 6/3/2050	20,000	20,532

AT&T, Inc.:

2.75%, 6/1/2031	135,000	140,561

3.65%, 6/1/2051	100,000	104,702

CCO Holdings LLC:

144A, 4.5%, 8/15/2030	250,000	255,000

144A, 4.75%, 3/1/2030	100,000	102,319

144A, 5.875%, 5/1/2027	250,000	260,862

Charter Communications Operating LLC:

3.7%, 4/1/2051	35,000	34,329

	Principal Amount ($) (c)	Value ($)

5.05%, 3/30/2029	100,000	118,041

Comcast Corp.:

1.95%, 1/15/2031	45,000	45,511

2.8%, 1/15/2051	50,000	51,274

CSC Holdings LLC, 144A, 4.125%, 12/1/2030	200,000	198,250

Lamar Media Corp., 144A, 3.75%, 2/15/2028	110,000	103,708

Netflix, Inc.:

4.375%, 11/15/2026	100,000	104,017

5.5%, 2/15/2022	175,000	182,481

5.875%, 11/15/2028	140,000	159,425

NortonLifeLock, Inc., 3.95%, 6/15/2022	275,000	278,781

Sirius XM Radio, Inc., 144A, 4.125%, 7/1/2030	145,000	143,399

T-Mobile U.S.A., Inc.:

144A, 3.875%, 4/15/2030	80,000	89,037

144A, 4.375%, 4/15/2040	60,000	69,403

144A, 4.5%, 4/15/2050	130,000	154,730

VeriSign, Inc.:

4.625%, 5/1/2023	300,000	301,875

5.25%, 4/1/2025	300,000	332,250

ViacomCBS, Inc., 4.2%, 5/19/2032	55,000	61,842

Walt Disney Co., 3.6%, 1/13/2051	50,000	55,697

		3,368,026

Consumer Discretionary 1.7%

1011778 BC Unlimited Liability Co., 144A, 4.375%, 1/15/2028	225,000	220,543

Dollar General Corp., 4.125%, 4/3/2050	20,000	23,932

Ford Motor Co.:

8.5%, 4/21/2023	70,000	74,025

9.0%, 4/22/2025	110,000	119,042

Ford Motor Credit Co. LLC:

4.271%, 1/9/2027	200,000	186,437

4.542%, 8/1/2026	202,000	191,395

General Motors Co., 5.4%, 10/2/2023	35,000	37,844

General Motors Financial Co., Inc.:

3.95%, 4/13/2024	180,000	186,210

5.2%, 3/20/2023	45,000	48,092

Home Depot, Inc.:

3.125%, 12/15/2049	85,000	93,309

3.35%, 4/15/2050	50,000	57,127

Lowe’s Companies, Inc.:

5.0%, 4/15/2040	35,000	45,635

5.125%, 4/15/2050	25,000	34,119

McDonald’s Corp., 4.2%, 4/1/2050	50,000	60,622

O’Reilly Automotive, Inc., 4.2%, 4/1/2030	35,000	40,987

Prime Security Services Borrower LLC:

144A, 5.25%, 4/15/2024	255,000	260,737

144A, 6.25%, 1/15/2028	70,000	65,975

QVC, Inc., 4.75%, 2/15/2027	185,000	178,895

Ralph Lauren Corp., 2.95%, 6/15/2030	20,000	20,537

RELX Capital, Inc., 3.0%, 5/22/2030	15,000	16,167

William Carter Co, 144A, 5.5%, 5/15/2025	40,000	41,250

		2,002,880

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
Consumer Staples 0.4%

Anheuser-Busch InBev Worldwide, Inc.:

4.35%, 6/1/2040	50,000	56,957

5.55%, 1/23/2049	121,000	161,316

BAT Capital Corp., 4.906%, 4/2/2030	55,000	64,323

Constellation Brands, Inc., 2.875%, 5/1/2030	45,000	47,679

General Mills, Inc., 2.875%, 4/15/2030	70,000	76,215

Keurig Dr Pepper, Inc.:

3.2%, 5/1/2030	25,000	27,812

3.8%, 5/1/2050	15,000	16,949

Philip Morris International, Inc., 2.1%, 5/1/2030	65,000	66,976

		518,227

Energy 1.0%

Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	224,154

Devon Energy Corp., 5.0%, 6/15/2045	110,000	97,815

Energy Transfer Operating LP, 5.5%, 6/1/2027	100,000	111,460

Enterprise Products Operating LLC, 4.2%, 1/31/2050	172,000	191,910

Exxon Mobil Corp., 3.482%, 3/19/2030	110,000	125,187

Hess Corp., 5.8%, 4/1/2047	70,000	76,081

Marathon Petroleum Corp.:

4.5%, 5/1/2023	125,000	134,714

4.7%, 5/1/2025	110,000	123,140

Plains All American Pipeline LP, 3.8%, 9/15/2030	50,000	48,989

Total Capital International SA, 3.127%, 5/29/2050	60,000	61,558

		1,195,008

Financials 2.2%

Air Lease Corp., 3.0%, 2/1/2030	125,000	115,862

Avolon Holdings Funding Ltd., 144A, 3.25%, 2/15/2027	64,000	51,694

Banco De Credito Del Peru, 144A, 3.125%, 7/1/2030 (d)	100,000	99,150

Bank of America Corp.:

2.676%, 6/19/2041	60,000	61,619

4.3%, Perpetual (e)	102,000	91,535

Barclays PLC, 2.852%, 5/7/2026	200,000	208,973

BPCE SA, 144A, 4.875%, 4/1/2026	500,000	566,732

Citigroup, Inc., 2.572%, 6/3/2031	130,000	134,454

Equinix, Inc., (REIT), 2.15%, 7/15/2030	34,000	33,702

Intercontinental Exchange, Inc.:

2.1%, 6/15/2030	52,000	52,837

3.0%, 6/15/2050	33,000	34,136

JPMorgan Chase & Co, 2.956%, 5/13/2031	55,000	58,332

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	175,000	164,268

PayPal Holdings, Inc., 2.85%, 10/1/2029	150,000	163,164

REC Ltd., 144A, 4.75%, 5/19/2023	200,000	205,362

	Principal Amount ($) (c)	Value ($)

The Goldman Sachs Group, Inc., 4.4%, Perpetual (e)	31,000	27,590

Truist Financial Corp., 4.8%, Perpetual (e)	300,000	276,324

Westpac Banking Corp., 5.0%, Perpetual (a) (e)	200,000	197,654

		2,543,388

Health Care 1.8%

AbbVie, Inc., 4.875%, 11/14/2048	75,000	98,493

Anthem, Inc., 2.25%, 5/15/2030	85,000	87,201

Biogen, Inc., 3.15%, 5/1/2050	50,000	48,143

Centene Corp.:

3.375%, 2/15/2030	65,000	65,631

4.25%, 12/15/2027	90,000	92,872

Cigna Corp.:

2.4%, 3/15/2030	30,000	31,128

3.2%, 3/15/2040	15,000	15,890

CVS Health Corp.:

4.25%, 4/1/2050	20,000	23,899

5.05%, 3/25/2048	285,000	373,319

HCA, Inc.:

3.5%, 9/1/2030	405,000	390,085

5.25%, 6/15/2026	500,000	577,661

Molina Healthcare, Inc., 144A, 4.375%, 6/15/2028	90,000	89,888

Stryker Corp., 2.9%, 6/15/2050	60,000	60,161

Teleflex, Inc., 144A, 4.25%, 6/1/2028	25,000	25,625

UnitedHealth Group, Inc., 2.9%, 5/15/2050	50,000	52,801

		2,032,797

Industrials 1.0%

Agilent Technologies, Inc., 2.1%, 6/4/2030	45,000	46,114

Boeing Co.:

2.7%, 5/1/2022	135,000	136,688

4.508%, 5/1/2023	140,000	147,900

4.875%, 5/1/2025	98,000	106,801

5.04%, 5/1/2027	130,000	143,365

Empresa de Transporte de Pasajeros Metro SA, 144A, 3.65%, 5/7/2030	200,000	215,750

General Electric Co.:

3.45%, 5/1/2027	50,000	51,176

3.625%, 5/1/2030	40,000	40,045

Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027 (d)	39,000	39,098

Otis Worldwide Corp., 144A, 3.112%, 2/15/2040	80,000	81,522

Roper Technologies, Inc., 2.0%, 6/30/2030	40,000	40,030

Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	70,000	71,330

WRKCo., Inc., 3.0%, 6/15/2033	30,000	31,247

		1,151,066

Information Technology 0.6%

Broadcom, Inc., 144A, 5.0%, 4/15/2030	70,000	80,456

HP, Inc., 2.2%, 6/17/2025	140,000	144,503

KLA Corp., 3.3%, 3/1/2050	31,000	32,019

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	11

	Principal Amount ($) (c)	Value ($)

Lam Research Corp., 2.875%, 6/15/2050	24,000	24,725

Microchip Technology, Inc., 144A, 2.67%, 9/1/2023	55,000	56,611

Micron Technology, Inc., 2.497%, 4/24/2023	70,000	72,748

NVIDIA Corp.:

3.5%, 4/1/2040	14,000	16,329

3.5%, 4/1/2050	22,000	25,136

NXP BV, 144A, 2.7%, 5/1/2025	15,000	15,724

Open Text Corp., 144A, 3.875%, 2/15/2028	175,000	168,492

Oracle Corp., 3.6%, 4/1/2050	25,000	27,822

		664,565

Materials 0.3%

MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	256,000	275,310

Newmont Corp., 2.25%, 10/1/2030	45,000	45,606

Nucor Corp., 2.7%, 6/1/2030	15,000	15,748

		336,664

Real Estate 0.5%

American Tower Corp.:

(REIT), 2.1%, 6/15/2030	55,000	55,135

(REIT), 3.8%, 8/15/2029	165,000	186,743

Iron Mountain, Inc.:

144A, 5.0%, 7/15/2028	55,000	53,883

144A, 5.25%, 7/15/2030	105,000	103,425

Office Properties Income Trust, (REIT), 4.15%, 2/1/2022	60,000	59,639

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	50,000	52,384

(REIT), 4.75%, 1/15/2028	60,000	63,508

Welltower, Inc., (REIT), 2.75%, 1/15/2031	40,000	39,954

		614,671

Utilities 1.3%

Calpine Corp., 144A, 4.5%, 2/15/2028	225,000	219,375

Duke Energy Indiana LLC, 2.75%, 4/1/2050	60,000	60,390

Edison International, 5.75%, 6/15/2027	300,000	344,464

NextEra Energy Operating Partners LP:

144A, 3.875%, 10/15/2026	190,000	189,724

144A, 4.25%, 7/15/2024	275,000	278,094

Pacific Gas and Electric Co.:

2.5%, 2/1/2031	20,000	19,567

3.3%, 8/1/2040	70,000	68,226

3.5%, 8/1/2050	50,000	48,324

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR 260,000	303,794

		1,531,958
Total Corporate Bonds (Cost $15,352,095)		15,959,250

	Principal Amount ($) (c)	Value ($)
Asset-Backed 6.3%
Automobile Receivables 3.2%

AmeriCredit Automobile Receivables Trust, “C”, Series 2019-2, 2.74%, 4/18/2025	720,000	741,137

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023	100,000	93,913

CPS Auto Receivables Trust, “E”, Series 2015-C, 144A, 6.54%, 8/16/2021	500,000	504,827

Flagship Credit Auto Trust, “C”, Series 2019-4, 144A, 2.77%, 12/15/2025	1,100,000	1,114,831

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024	260,000	257,822

Hertz Vehicle Financing II LP, “B”, Series 2017-2A, 144A, 4.2%, 10/25/2023	500,000	477,990

Hyundai Auto Receivables Trust, “C”, Series 2019-B, 2.4%, 6/15/2026	500,000	509,964

		3,700,484

Credit Card Receivables 0.7%
Fair Square Issuance Trust, “A”, Series 2020-AA, 144A, 2.9%, 9/20/2024	800,000	797,420

Miscellaneous 2.4%

Ares XXXIV CLO Ltd., “AR2”, Series 2015-2A, 144A, 3-month USD-LIBOR + 1.250%, 2.026%**, 4/17/2033	640,000	623,328

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	218,350	225,335

Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	331,500	357,523

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	49,137	48,837

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	420,812	428,051

RR 8 Ltd., “A1B”, Series 2020-8A, 144A, 3-month USD-LIBOR + 1.450%, 2.259%**, 4/15/2033	490,000	479,486

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	492,500	502,980

Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	156,000	161,686

		2,827,226
Total Asset-Backed (Cost $7,318,014)		7,325,130

Mortgage-Backed Securities Pass-Throughs 2.9%

Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	2,711	3,210

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)

Federal National Mortgage Association:

2.5%, 7/1/2050 (d)	3,200,000	3,335,872

4.5%, 9/1/2035	4,817	5,351

6.0%, 1/1/2024	4,960	5,264
Total Mortgage-Backed Securities Pass-Throughs (Cost $3,329,897)		3,349,697

Commercial Mortgage-Backed Securities 5.2%

Benchmark Mortgage Trust, “A4” Series 2019-B13, 2.952%, 8/15/2057	1,400,000	1,540,154

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 1.485%**, 11/15/2035	175,000	172,591

CFK Trust, “A”, Series 2020-MF2, 144A, 2.387%, 3/15/2039	750,000	753,329

Citigroup Commercial Mortgage Trust:

“A”, Series 2020-555, 144A, 2.647%, 12/10/2041	700,000	720,359

“D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	500,000	505,817

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 1.944%**, 12/19/2030	250,000	223,715

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K043, Interest Only, 0.661%, 12/25/2024	4,835,965	101,361

“X1P”, Series KL05, Interest Only, 1.024%, 6/25/2029	4,800,000	320,987

Freddie Mac Multifamily Structured Pass Through Certificates, “X1”, Series K110, Interest Only, 1.698%, 4/25/2030	3,500,000	471,385

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	265,137

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 1.485%**, 12/15/2033	250,000	235,469

Multifamily Connecticut Avenue Securities Trust, “M7”, Series 2019-01, 144A, 1-month USD-LIBOR + 1.700%, 1.885%**, 10/15/2049	379,128	350,645

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 1.585%**, 12/15/2035	350,000	339,514
Total Commercial Mortgage-Backed Securities (Cost $6,148,668)		6,000,463

	Principal Amount ($) (c)	Value ($)

Collateralized Mortgage Obligations 6.3%

Connecticut Avenue Securities Trust:

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 2.335%**, 9/25/2031	123,851	122,299

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 2.485%**, 8/25/2031	176,438	173,784

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 2.185%**, 3/25/2031	130,490	125,255

“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.250%, 2.435%**, 7/25/2030	163,988	160,010

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 2.535%**, 1/25/2031	458,216	448,009

Federal Home Loan Mortgage Corp.:

“GV”, Series 4827, 4.0%, 7/15/2031	655,587	697,794

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	49,624	475

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	815,060	132,433

“H”, Series 2278, 6.5%, 1/15/2031	102	113

Federal National Mortgage Association:

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	353,253	36,427

“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	82,008	17,552

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.850%, 2.035%**, 2/25/2050	1,000,000	948,104

“M2”, Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.050%, 2.235%**, 7/25/2049	293,123	286,555

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 2.635%**, 3/25/2049	415,322	409,360

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 2.835%**, 1/25/2049	53,202	52,423

Government National Mortgage Association:

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	138,952	7,432

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	130,821	13,495

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	125,568	12,423

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	13

	Principal Amount ($) (c)	Value ($)

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	85,269	14,107

JPMorgan Mortgage Trust:

“A11”, Series 2020-2, 144A, 1-month USD-LIBOR + 0.800%, 0.968%**, 7/25/2050	455,957	450,854

“A11”, Series 2019-9, 144A, 1-month USD-LIBOR + 0.900%, 1.068%**, 5/25/2050	252,540	250,647

“AM”, Series 2016-3, 144A, 3.365%, 10/25/2046	539,497	556,876

“A3”, Series 2019-INV3, 144A, 3.5%, 5/25/2050	1,037,527	1,058,603

“A3”, Series 2020-INV1, 144A, 3.5%, 8/25/2050	472,022	490,113

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	379,067	384,607

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	131,723	134,320

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 2.268%**, 9/25/2048	324,324	312,130
Total Collateralized Mortgage Obligations (Cost $7,211,464)		7,296,200

Government & Agency Obligations 2.5%
Sovereign Bonds 0.9%

Abu Dhabi Government International Bond, 144A, 3.125%, 4/16/2030	207,000	227,558

Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	200,000	200,250

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR 270,000	306,152

Republic of Philippines, 2.457%, 5/5/2030	200,000	209,510

Uruguay Government International Bond, 4.375%, 1/23/2031	49,383	57,717

		1,001,187

U.S. Treasury Obligation 1.6%
U.S. Treasury Note, 0.25%, 6/15/2023	1,900,000	1,904,008
Total Government & Agency Obligations (Cost $2,897,693)		2,905,195

	Principal Amount ($) (c)	Value ($)
Short-Term U.S. Treasury Obligations 2.6%

U.S. Treasury Bills:

(0.021%)***, 9/10/2020	250,000	249,933

0.215%***, 9/10/2020	250,000	249,933

0.391%***, 9/10/2020	100,000	99,973

1.131%***, 9/10/2020	100,000	99,973

1.484%***, 9/10/2020	140,000	139,963

1.511%***, 9/10/2020 (f)	400,000	399,894

1.806%***, 7/16/2020 (g)	1,723,000	1,722,909
Total Short-Term U.S. Treasury Obligations (Cost $2,959,733)		2,962,578

	Shares	Value ($)
Exchange-Traded Funds 3.4%
SPDR Bloomberg Barclays Convertible Securities ETF (Cost $3,528,968)	66,160	4,002,680

Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (h) (i) (Cost $1,390,944)	1,390,944	1,390,944

Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 0.12% (h) (Cost $1,955,058)	1,955,058	1,955,058

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $110,876,990)	103.3	119,914,593
Other Assets and Liabilities, Net	(3.3)	(3,784,819)
Net Assets	100.0	116,129,774

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (h) (i)
1,105,478	285,466	(j)	—	—	—	8,938	—	1,390,944	1,390,944
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 0.12% (h)
1,544,128	40,202,618		39,791,688	—	—	14,268	—	1,955,058	1,955,058
2,649,606	40,488,084		39,791,688	—	—	23,206	—	3,346,002	3,346,002

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2020 amounted to $1,348,280, which is 1.2% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Principal amount stated in U.S. dollars unless otherwise noted.

(d)	When-issued, delayed delivery or forward commitment securities included.

(e)	Perpetual, callable security with no stated maturity date.

(f)	At June 30, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g)	At June 30, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ASX: Australian Securities Exchange

CLO: Collateralized Loan Obligation

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

MSCI: Morgan Stanley Capital International

PJSC: Public Joint Stock Company

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At June 30, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	9/21/2020	25	3,467,252	3,479,297	12,045
3 Month Euro Euribor Interest Rate	EUR	6/14/2021	2	564,108	564,530	422
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	6/14/2021	2	531,630	531,532	(98)
3 Month Euroyen	JPY	6/14/2021	2	463,147	463,047	(100)
3 Month Sterling (Short Sterling) Interest Rate	GBP	6/16/2021	3	464,030	464,337	307
90 Day Eurodollar Time Deposit	USD	6/14/2021	2	498,906	499,100	194
ASX 90 Day Bank Accepted Bills	AUD	6/10/2021	3	2,069,083	2,069,331	248
MSCI Mini Emerging Market Index	USD	9/18/2020	86	4,124,674	4,238,510	113,836
U.S. Treasury Long Bond	USD	9/21/2020	5	887,005	892,814	5,809
Ultra 10 Year U.S. Treasury Note	USD	9/21/2020	20	3,118,848	3,149,688	30,840
Ultra Long U.S. Treasury Bond	USD	9/21/2020	11	2,389,006	2,399,719	10,713
Total net unrealized appreciation						174,216

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	15

At June 30, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
5 Year U.S. Treasury Note	USD	9/30/2020	21	2,632,987	2,640,586	(7,599)
Euro Stoxx 50 Index	EUR	9/18/2020	53	1,840,440	1,919,151	(78,711)
S&P 500 E-Mini Index	USD	9/18/2020	9	1,360,661	1,390,590	(29,929)
TOPIX Index	JPY	9/10/2020	13	1,963,271	1,876,407	86,864
Total net unrealized depreciation						(29,375)

At June 30, 2020, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed — 1.741% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/23/2020 1/23/2030	2,200,000	USD	(246,211)	—	(246,211)
Fixed — 1.961% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/28/2019 6/28/2029	400,000	USD	(51,605)	—	(51,605)
Fixed — 2.00% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/21/2020 1/21/2030	2,600,000	USD	(357,384)	(61,654)	(295,730)
Fixed — 2.729% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	400,000	USD	(77,898)	—	(77,898)
Total unrealized depreciation							(671,444)

LIBOR: London Interbank Offered Rate; 3-month LIBOR rate as of June 30, 2020 is 0.302%.

As of June 30, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	570,000	USD	617,085	8/18/2020	(23,965)	State Street Bank and Trust

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (k)
Communication Services	$3,920,012	$2,847,438	$—	$6,767,450
Consumer Discretionary	3,783,115	1,793,944	—	5,577,059
Consumer Staples	3,969,850	1,349,073	—	5,318,923
Energy	1,697,911	64,063	—	1,761,974
Financials	2,563,849	3,570,392	—	6,134,241
Health Care	5,265,719	3,182,417	—	8,448,136
Industrials	1,947,407	3,732,316	—	5,679,723
Information Technology	11,845,172	2,258,653	—	14,103,825
Materials	1,268,948	533,664	—	1,802,612
Real Estate	1,459,522	614,728	—	2,074,250
Utilities	2,214,519	1,818,789	—	4,033,308
Preferred Stocks (k)	5,056,798	—	—	5,056,798
Warrants	—	—	9,099	9,099
Fixed Income Investments (k)
Corporate Bonds	—	15,959,250	—	15,959,250
Asset-Backed	—	7,325,130	—	7,325,130
Mortgage-Backed Securities Pass-Throughs	—	3,349,697	—	3,349,697
Commercial Mortgage-Backed Securities	—	6,000,463	—	6,000,463
Collateralized Mortgage Obligations	—	7,296,200	—	7,296,200
Government & Agency Obligations	—	2,905,195	—	2,905,195
Short-Term U.S. Treasury Obligations	—	2,962,578	—	2,962,578
Exchange-Traded Funds	4,002,680	—	—	4,002,680
Short-Term Investments (k)	3,346,002	—	—	3,346,002
Derivatives (l)
Futures Contracts	261,278	—	—	261,278
Total	$52,602,782	$67,563,990	$9,099	$120,175,871

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (l)
Futures Contracts	$(116,437)	$—	$—	$(116,437)
Interest Rate Swap Contracts	—	(671,444)	—	(671,444)
Forward Foreign Currency Contracts	—	(23,965)	—	(23,965)
Total	$(116,437)	$(695,409)	$—	$(811,846)

(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	17

Statement of Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $107,530,988) — including $1,348,280 of securities loaned	$116,568,591
Investment in DWS Government & Agency Securities Portfolio (cost $1,390,944)*	1,390,944
Investment in DWS Central Cash Management Government Fund (cost $1,955,058)	1,955,058
Cash	10,993
Foreign currency, at value (cost $527,887)	542,212
Receivable for investments sold	475,225
Receivable for investments sold — delayed delivery securities	3,258,561
Receivable for Fund shares sold	4,285
Dividends receivable	142,890
Interest receivable	225,554
Receivable for variation margin on centrally cleared swaps	13,320
Foreign taxes recoverable	102,023
Other assets	1,476
Total assets	124,691,132

Liabilities
Payable upon return of securities loaned	1,390,944
Payable for investments purchased	58,166
Payable for investments purchased — when-issued/delayed delivery securities	6,704,967
Payable for Fund shares redeemed	160,512
Payable for variation margin on futures contracts	65,095
Unrealized depreciation on forward foreign currency contracts	23,965
Accrued management fee	35,289
Accrued Trustees’ fees	2,250
Other accrued expenses and payables	120,170
Total liabilities	8,561,358
Net assets, at value	$116,129,774

Net Assets Consist of
Distributable earnings (loss)	8,865,620
Paid-in capital	107,264,154
Net assets, at value	$116,129,774

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($116,119,173 ÷ 5,331,876 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$21.78
Class B

Net Asset Value, offering and redemption price per share ($10,601 ÷ 486.9 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$21.77

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $72,743)	$1,310,402
Interest (net of foreign taxes withheld of $69)	699,599
Income distributions — DWS Central Cash Management Government Fund	14,268
Securities lending income, net of borrower rebates	8,938
Total income	2,033,207
Expenses:
Management fee	216,783
Administration fee	57,470
Services to Shareholders	374
Distribution service fees (Class B)	13
Custodian fee	13,190
Professional fees	51,634
Reports to shareholders	28,062
Trustees’ fees and expenses	3,704
Other	19,994
Total expenses before expense reductions	391,224
Expense reductions	(12)
Total expenses after expense reductions	391,212
Net investment income	1,641,995

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,927,493)
Swap contracts	1,024,691
Futures	1,053,062
Forward foreign currency contracts	6,897
Foreign currency	7,867
(834,976)
Change in net unrealized appreciation (depreciation) on:
Investments	(8,188,666)
Swap contracts	(648,825)
Futures	198,835
Forward foreign currency contracts	(18,182)
Foreign currency	12,356
(8,644,482)
Net gain (loss)	(9,479,458)
Net increase (decrease) in net assets resulting from operations	$(7,837,463)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	19

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income	$1,641,995	$3,775,658
Net realized gain (loss)	(834,976)	2,358,917
Change in net unrealized appreciation (depreciation)	(8,644,482)	17,107,421
Net increase (decrease) in net assets resulting from operations	(7,837,463)	23,241,996
Distributions to shareholders:
Class A	(6,579,884)	(5,055,619)
Class B	(575)	(391)
Total distributions	(6,580,459)	(5,056,010)
Fund share transactions:
Class A
Proceeds from shares sold	1,187,214	3,126,739
Reinvestment of distributions	6,579,883	5,055,619
Payments for shares redeemed	(7,068,251)	(16,140,970)
Net increase (decrease) in net assets from Class A share transactions	698,846	(7,958,612)
Class B
Reinvestment of distributions	575	391
Net increase (decrease) in net assets from Class B share transactions	575	391
Increase (decrease) in net assets	(13,718,501)	10,227,765
Net assets at beginning of period	129,848,275	119,620,510

Net assets at end of period	$116,129,774	$129,848,275

Other Information
Class A
Shares outstanding at beginning of period	5,271,275	5,608,755
Shares sold	51,882	133,321
Shares issued to shareholders in reinvestment of distributions	324,451	220,866
Shares redeemed	(315,732)	(691,667)
Net increase (decrease) in Class A shares	60,601	(337,480)

Shares outstanding at end of period	5,331,876	5,271,275
Class B
Shares outstanding at beginning of period	458.6	441.5
Shares issued to shareholders in reinvestment of distributions	28.3	17.1
Net increase (decrease) in Class B shares	28.3	17.1

Shares outstanding at end of period	486.9	458.6

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$24.63		$21.33	$26.56	$23.50	$22.93	$24.62
Income (loss) from investment operations:

Net investment income[a]	.31		.69	.80	.71	.61	.68
Net realized and unrealized gain (loss)	(1.87)		3.54	(2.67)	3.10	.91	(.97)
Total from investment operations	(1.56)		4.23	(1.87)	3.81	1.52	(.29)
Less distributions from:

Net investment income	(.74)		(.90)	(.98)	(.75)	(.95)	(.76)
Net realized gains	(.55)		(.03)	(2.38)	—	—	(.64)
Total distributions	(1.29)		(.93)	(3.36)	(.75)	(.95)	(1.40)
Net asset value, end of period	$21.78		$24.63	$21.33	$26.56	$23.50	$22.93
Total Return (%)	(5.93	)**	20.16	(7.66)[b]	16.54	6.81	(1.44)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116		130	120	147	185	202
Ratio of expenses before expense reductions (%)[c]	.67	*	.68	.69	.63	.62	.60
Ratio of expenses after expense reductions (%)[c]	.67	*	.68	.68	.63	.62	.58
Ratio of net investment income (loss) (%)	2.80	*	2.96	3.34	2.85	2.66	2.85
Portfolio turnover rate (%)	65	**	182	70	122	135	92

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

Class B	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31, 2019	Period Ended 12/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$24.61		$21.30	$22.65
Income (loss) from investment operations:

Net investment income[b]	.29		.65	.50
Net realized and unrealized gain (loss)	(1.88)		3.55	(1.85)
Total from investment operations	(1.59)		4.20	(1.35)
Less distributions from:

Net investment income	(.70)		(.86)	—
Net realized gains	(.55)		(.03)	—
Total distributions	(1.25)		(.89)	—
Net asset value, end of period	$21.77		$24.61	$21.30
Total Return (%)[c]	(6.07	)**	20.01	(5.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11		11	9
Ratio of expenses before expense reductions (%)[d]	1.12	*	1.10	1.15	*
Ratio of expenses after expense reductions (%)[d]	.89	*	.86	.86	*
Ratio of net investment income (loss) (%)	2.58	*	2.77	3.30	*
Portfolio turnover rate (%)	65	**	182	70	[e]

[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	21

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

22	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	23

As of June 30, 2020, the Fund had securities on loan, which were classified as common stocks and corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of June 30, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,288,944	$—	$—	$—	$1,288,944
Corporate Bonds	102,000	—	—	—	102,000
Total Borrowings	$1,390,944	$—	$—	$—	$1,390,944

Gross amount of recognized liabilities for securities lending transactions:					$1,390,944

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $111,318,530. The net unrealized appreciation for all investments based on tax cost was $8,596,063. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $13,571,964 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $4,975,901.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

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The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2020, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of June 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2020, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $800,000 to $5,600,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or

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to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2020, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of June 30, 2020. For the six months ended June 30, 2020, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $500,000

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2020, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $16,646,000 to $42,318,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,988,000 to $12,281,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

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was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $617,000 to $1,175,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $567,000.

The following tables summarize the value of the Fund’s derivative instruments held as of June 30, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Equity Contracts (a)	$200,700
Interest Rate Contracts (a)	60,578
$261,278

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (b)	$—	$—	$(108,640)	$(108,640)
Interest Rate Contracts (b)	—	(671,444)	(7,797)	(679,241)
Foreign Exchange Contracts (c)	(23,965)	—	—	(23,965)
	$(23,965)	$(671,444)	$(116,437)	$(811,846)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(b)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2020, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (d)	$—	$—	$(275,180)	$(275,180)
Credit Contracts (d)	—	1,022,280	1,328,242	2,350,522
Interest Rate Contracts (d)	—	2,411	—	2,411
Foreign Exchange Contracts (e)	6,897	—	—	6,897
	$6,897	$1,024,691	$1,053,062	$2,084,650
Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from swap contracts and futures, respectively

(e)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (f)	$—	$—	$40,057	$40,057
Credit Contracts (f)	—	(13,370)	158,778	145,408
Interest Rate Contracts (f)	—	(635,455)	—	(635,455)
Foreign Exchange Contracts (g)	(18,182)	—	—	(18,182)
	$(18,182)	$(648,825)	$198,835	$(468,172)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(g)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

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As of June 30, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$23,965	$—	$—	$23,965

C. Purchases and Sales of Securities

During the six months ended June 30, 2020, purchases and sales of investment transactions, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$68,689,970	$70,201,150
U.S. Treasury Obligations	$5,644,185	$3,825,904

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waiver/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2020 through September 30, 2020 (and through April 30, 2020 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.71%
Class B	.86%

Effective May 1, 2020 through April 31, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class B shares at 0.96%.

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed for Class B are $12.

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Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $57,470, of which $9,252 is unpaid.

Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2020, the Distribution Service Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2020
Class B	$13	$2

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2020
Class A	$211	$69
Class B	11	4
	$222	$73

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $6,522, of which $3,915 unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $856.

E. Ownership of the Fund

At June 30, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 69%.

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F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2020.

G. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

G. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$940.70	$939.30
Expenses Paid per $1,000*	$3.23	$4.29

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$1,021.53	$1,020.44
Expenses Paid per $1,000*	$3.37	$4.47

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.67%	.89%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

32	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	33

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted a change in the Fund’s portfolio management team, effective December 6, 2018, and that certain additional changes to the portfolio management team were made effective April 10, 2019 and May 17, 2019. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be equal to the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

34	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	35

VS2GIB-3 (R-028382-9 8/20)

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS Government Money Market VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Portfolio Summary
3	Portfolio Management Team
4	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
12	Information About Your Fund’s Expenses
13	Proxy Voting
14	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	6/30/20	12/31/19
Government & Agency Obligations	72%	79%
Repurchase Agreements	28%	21%
	100%	100%

Weighted Average Maturity	6/30/20	12/31/19
Deutsche DWS Variable Series II — DWS Government Money Market VIP	26 days	29 days
iMoneyNet Money Fund AverageTM — Gov’t & Agency Retail*	36 days	29 days

*

The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 4.

Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	3

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Principal Amount ($)	Value ($)
Government & Agency Obligations 72.1%
U.S. Government Sponsored Agencies 50.8%

Federal Farm Credit Bank:

1-month LIBOR minus 0.055%, 0.123%*, 2/3/2021	1,000,000	999,943

1-month LIBOR minus 0.035%, 0.155%*, 8/20/2020	1,500,000	1,500,000

0.35%**, 5/7/2021	1,250,000	1,249,420

Federal Home Loan Bank:

SOFR plus 0.030%, 0.11%*, 9/4/2020	2,000,000	2,000,000

SOFR plus 0.030%, 0.11%*, 11/6/2020	1,750,000	1,750,000

SOFR plus 0.040%, 0.12%*, 2/9/2021	1,000,000	1,000,000

0.122%**, 7/22/2020	1,200,000	1,199,916

SOFR plus 0.045%, 0.125%*, 8/14/2020	1,000,000	1,000,000

0.128%**, 7/29/2020	1,000,000	999,902

SOFR plus 0.050%, 0.13%*, 1/22/2021	300,000	300,000

SOFR plus 0.050%, 0.13%*, 1/28/2021	2,500,000	2,500,000

0.132%**, 9/17/2020	3,000,000	2,999,155

1-month LIBOR minus 0.050%, 0.134%*, 1/27/2021	1,000,000	1,000,000

0.142%**, 7/31/2020	1,000,000	999,883

0.142%**, 8/3/2020	1,500,000	1,499,808

0.142%**, 10/30/2020	2,000,000	1,999,059

SOFR plus 0.065%, 0.145%*, 2/26/2021	1,500,000	1,500,000

SOFR plus 0.080%, 0.16%*, 9/25/2020	5,000,000	5,000,000

1-month LIBOR minus 0.010%, 0.161%*, 9/1/2020	650,000	650,000

1-month LIBOR minus 0.010%, 0.168%*, 5/3/2021	750,000	749,935

0.173%**, 9/30/2020	1,994,000	1,993,143

SOFR plus 0.100%, 0.18%*, 9/15/2020	500,000	500,000

SOFR plus 0.100%, 0.18%*, 10/8/2020	1,000,000	1,000,000

SOFR plus 0.105%, 0.185%*, 10/1/2020	500,000	500,000

SOFR plus 0.120%, 0.2%*, 12/11/2020	1,000,000	1,000,000

SOFR plus 0.120%, 0.2%*, 2/28/2022	1,000,000	1,000,000

0.203%**, 10/13/2020	1,350,000	1,349,220

0.295%**, 9/25/2020	1,000,000	999,307

0.305%**, 11/17/2020	1,000,000	998,842

3-month LIBOR minus 0.155%, 0.401% *, 1/29/2021	1,000,000	1,000,000

0.458%**, 3/8/2021	2,500,000	2,492,188

0.528%**, 8/13/2020	5,000,000	4,996,894

0.53%**, 3/9/2021	1,000,000	996,374

0.691%**, 7/17/2020	2,000,000	1,999,396

3-month LIBOR minus 0.175%, 0.712% *, 10/28/2020	1,000,000	1,000,000

	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.:

SOFR plus 0.010%, 0.09%*, 8/5/2020	1,000,000	1,000,000

SOFR plus 0.010%, 0.09%*, 8/25/2020	2,250,000	2,250,000

SOFR plus 0.030%, 0.11%*, 8/21/2020	2,250,000	2,250,000

SOFR plus 0.030%, 0.11%*, 1/22/2021	1,200,000	1,200,000

SOFR plus 0.030%, 0.11%*, 2/24/2021	1,500,000	1,500,000

SOFR plus 0.040%, 0.12%*, 9/10/2020	1,000,000	1,000,000

SOFR plus 0.040%, 0.12%*, 12/4/2020	2,000,000	2,000,000

SOFR plus 0.150%, 0.23%*, 3/4/2022	1,750,000	1,745,977

SOFR plus 0.400%, 0.48%*, 10/21/2021	800,000	800,000

Federal National Mortgage Association:

SOFR plus 0.040%, 0.12%*, 1/29/2021	1,500,000	1,500,000

SOFR plus 0.050%, 0.13%*, 3/4/2021	3,500,000	3,500,000

SOFR plus 0.060%, 0.14%*, 7/30/2020	400,000	400,000

SOFR plus 0.075%, 0.155%*, 10/30/2020	750,000	750,000

SOFR plus 0.075%, 0.155%*, 6/4/2021	2,000,000	2,000,000

SOFR plus 0.300%, 0.38%*, 1/7/2022	1,500,000	1,500,000

SOFR plus 0.310%, 0.39%*, 10/25/2021	1,500,000	1,500,000

0.691%**, 7/15/2020	2,000,000	1,999,471

		79,617,833

U.S. Treasury Obligations 21.3%

U.S. Treasury Bills:

0.112%**, 8/6/2020	1,500,000	1,499,835

0.129%**, 8/25/2020	5,000,000	4,999,026

0.152%**, 9/8/2020	2,250,000	2,249,353

0.158%**, 12/1/2020	2,500,000	2,498,343

0.162%**, 10/20/2020	2,000,000	1,999,013

0.203%**, 7/21/2020	2,000,000	1,999,778

U.S. Treasury Floating Rate Notes:

3-month U.S. Treasury Bill Money Market Yield minus 0.043%, 0.193% *, 7/31/2020	3,750,000	3,749,994

3-month U.S. Treasury Bill Money Market Yield minus 0.045%, 0.195% *, 10/31/2020	8,500,000	8,499,709

3-month U.S. Treasury Bill Money Market Yield plus 0.115%, 0.265% *, 1/31/2021	5,000,000	5,002,904

3-month U.S. Treasury Bill Money Market Yield plus 0.139%, 0.289% *, 4/30/2021	1,000,000	1,001,085

		33,499,040
Total Government & Agency Obligations (Cost $113,116,873)		113,116,873

The accompanying notes are an integral part of the financial statements.

4	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

	Principal Amount ($)	Value ($)

Repurchase Agreements 27.9%

Citigroup Global Markets, Inc., 0.07%, dated 6/30/2020, to be repurchased at $21,680,042 on 7/1/2020 (a)	21,680,000	21,680,000

Wells Fargo Bank, 0.07%, dated 6/30/2020, to be repurchased at $22,100,055 on 7/1/2020 (b)	22,100,000	22,100,000
Total Repurchase Agreements (Cost $43,780,000)		43,780,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $156,896,873)	100.0	156,896,873
Other Assets and Liabilities, Net	0.0	(62,705)
Net Assets	100.0	156,834,168

*	Floating rate security. These securities are shown at their current rate as of June 30, 2020.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
434,400	U.S. Treasury Bills	Zero Coupon	12/31/2020 – 06/17/2021	433,722
21,696,900	U.S. Treasury Note	0.125	06/30/2022	21,679,976
Total Collateral Value				22,113,698

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
203,381	Federal Home Loan Mortgage Corp.	3.5 – 4.5	9/1/2042 – 08/1/2048	222,463
20,401,955	Federal National Mortgage Association	2.5 – 7.00	10/1/2022 – 9/1/2049	22,319,538
Total Collateral Value				22,542,001

LIBOR: London Interbank Offered Rate

SOFR: SOFR: Secured Overnight Financing Rate

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (c)	$—	$113,116,873	$—	$113,116,873
Repurchase Agreements	—	43,780,000	—	43,780,000
Total	$—	$156,896,873	$—	$156,896,873

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	5

Statement of

Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in securities, valued at amortized cost	$113,116,873
Repurchase Agreements, valued at amortized cost	43,780,000
Cash	34,163
Receivable for Fund shares sold	276,511
Interest receivable	18,401
Other assets	1,317
Total assets	157,227,265

Liabilities
Payable for Fund shares redeemed	299,314
Distributions payable	1,959
Accrued management fee	197
Accrued Trustees’ fees	1,042
Other accrued expenses and payables	90,585
Total liabilities	393,097
Net assets, at value	$156,834,168

Net Assets Consist of
Distributable earnings (loss)	14,969
Paid-in capital	156,819,199
Net assets, at value	$156,834,168
Class A Net Asset Value

Net asset value, offering and redemption price per share ($156,834,168 ÷ 156,902,915 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:
Interest	$554,131
Expenses:
Management fee	180,900
Administration fee	75,268
Services to Shareholders	1,315
Custodian fee	3,032
Professional fees	26,114
Reports to shareholders	38,675
Trustees’ fees and expenses	3,337
Other	4,546
Total expenses before expense reductions	333,187
Expense reductions	(80,910)
Total expenses after expense reductions	252,277
Net investment income	301,854
Net realized gain (loss) from investments	100
Net increase (decrease) in net assets resulting from operations	$301,954

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020	Year Ended December 31,
Increase (Decrease) in Net Assets	(Unaudited)	2019
Operations:
Net investment income (loss)	$301,854	$1,929,658
Net realized gain (loss)	100	42
Net increase (decrease) in net assets resulting from operations	301,954	1,929,700
Distributions to shareholders :
Class A	(301,851)	(1,929,596)
Fund share transactions:
Class A
Proceeds from shares sold	124,549,537	121,681,165
Reinvestment of distributions	358,987	1,949,598
Payments for shares redeemed	(90,344,041)	(108,541,061)
Net increase (decrease) in net assets from Class A share transactions	34,564,483	15,089,702
Increase (decrease) in net assets	34,564,586	15,089,806
Net assets at beginning of period	122,269,582	107,179,776

Net assets at end of period	$156,834,168	$122,269,582

Other Information:
Class A
Shares outstanding at beginning of period	122,338,432	107,248,730
Shares sold	124,549,537	121,681,165
Shares issued to shareholders in reinvestment of distributions	358,987	1,949,598
Shares redeemed	(90,344,041)	(108,541,061)
Net increase (decrease) in Fund shares	34,564,483	15,089,702

Shares outstanding at end of period	156,902,915	122,338,432

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	7

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019		2018		2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:

Net investment income	.002		.018		.014		.005		.001	[b]	.000	***
Net realized gain (loss)	.000	***	.000	***	(.000	)***	.000	***	.000	***	(.000	)***
Total from investment operations	.002		.018		.014		.005		.001		.000	***
Less distributions from:
Net investment income	(.002)		(.018)		(.014)		(.005)		(.001)		(.000	)***
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.23	a**	1.77	[a]	1.39	[a]	.45		.05	[a,b]	.01	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157		122		107		111		122		134
Ratio of expenses before expense reductions (%)[c]	.43	*	.47		.50		.48		.51		.49
Ratio of expenses after expense reductions (%)[c]	.33	*	.47		.50		.48		.44		.25
Ratio of net investment income (%)	.39	*	1.74		1.37		.45		.05	[b]	.01

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

***	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.

As of June 30, 2020, the Fund held repurchase agreements with a gross value of $43,780,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2019, the Fund had $99 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $156,896,873.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	9

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.

For the period from January 1, 2020 through September 30, 2020, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Fund.

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed amounted to $80,910.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $75,268, of which $12,379 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC aggregated $1,130, of which $435 is unpaid.

10	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $3,961, of which $1,664 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At June 30, 2020, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53%, 17% and 11%.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2020.

E. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

F. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	11

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A
Beginning Account Value 1/1/20	$1,000.00
Ending Account Value 6/30/20	$1,002.30
Expenses Paid per $1,000*	$1.64

Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/20	$1,000.00
Ending Account Value 6/30/20	$1,023.22
Expenses Paid per $1,000*	$1.66

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.33%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

12	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	13

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-

14	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

and three-year periods ended December 31, 2018, the Fund’s gross performance (Class A shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). Based on Broadridge data provided as of December 31, 2018, the Board noted that the Fund’s Class A shares total operating expenses were higher than the median (4th quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA prior to December 31, 2017 to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	15

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

16	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes

Notes

Notes

VS2GMM-3 (R-028387-9 8/20)

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS High Income VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
12	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
22	Information About Your Fund’s Expenses
23	Liquidity Risk Management
23	Proxy Voting
24	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS High Income VIP

Performance Summary	June 30, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.96% and 1.40% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,601	$10,019	$11,143	$12,327	$18,025
	Average annual total return	-3.99%	0.19%	3.67%	4.27%	6.07%
ICE BofAML US High Yield Index	Growth of $10,000	$9,516	$9,883	$10,902	$12,505	$18,702
	Average annual total return	-4.84%	-1.17%	2.92%	4.57%	6.46%

DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,594	$9,994	$11,072	$12,158	$17,528
	Average annual total return	-4.06%	-0.06%	3.45%	3.99%	5.77%
ICE BofAML US High Yield Index	Growth of $10,000	$9,516	$9,883	$10,902	$12,505	$18,702
	Average annual total return	-4.84%	-1.17%	2.92%	4.57%	6.46%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS High Income VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/20	12/31/19
Corporate Bonds	98%	96%
Convertible Bonds	1%	0%
Loan Participations and Assignments	1%	0%
Cash Equivalents	0%	4%
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/20	12/31/19
Communication Services	21%	24%
Consumer Discretionary	18%	14%
Energy	14%	13%
Materials	11%	12%
Health Care	9%	9%
Industrials	8%	9%
Real Estate	5%	3%
Utilities	5%	6%
Consumer Staples	4%	4%
Information Technology	3%	3%
Financials	2%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	6/30/20	12/31/19
BBB	6%	5%
BB	58%	61%
B	32%	32%
CCC	3%	2%
Not Rated	1%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Thomas R. Bouchard, Director

Lonnie Fox, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 97.9%
Communication Services 21.3%

Altice Financing SA, 144A, 5.0%, 1/15/2028	310,000	307,942

Altice France Holding SA, 144A, 10.5%, 5/15/2027	200,000	220,310

Altice France SA:

144A, 5.5%, 1/15/2028	200,000	202,000

144A, 7.375%, 5/1/2026	710,000	740,388

144A, 8.125%, 2/1/2027	200,000	218,750

CCO Holdings LLC:

144A, 4.5%, 8/15/2030	40,000	40,800

144A, 4.5%, 5/1/2032	35,000	35,438

144A, 4.75%, 3/1/2030	140,000	143,247

144A, 5.0%, 2/1/2028	150,000	154,875

144A, 5.125%, 5/1/2027	125,000	129,325

144A, 5.5%, 5/1/2026	210,000	217,415

144A, 5.75%, 2/15/2026	530,000	548,200

144A, 5.875%, 5/1/2027	200,000	208,690

CenturyLink, Inc.:

5.625%, 4/1/2025	50,000	51,700

Series W, 6.75%, 12/1/2023	45,000	48,366

Clear Channel Worldwide Holdings, Inc.:

144A, 5.125%, 8/15/2027	320,000	307,200

9.25%, 2/15/2024	217,000	201,289

CommScope, Inc.:

144A, 5.5%, 3/1/2024	130,000	131,300

144A, 5.5%, 6/15/2024	110,000	112,016

144A, 7.125%, 7/1/2028 (b)	75,000	74,820

144A, 8.25%, 3/1/2027 (c)	130,000	133,601

CSC Holdings LLC:

144A, 4.125%, 12/1/2030	200,000	198,250

144A, 5.5%, 4/15/2027	345,000	358,972

144A, 5.75%, 1/15/2030	200,000	208,300

144A, 6.5%, 2/1/2029	200,000	218,750

144A, 7.5%, 4/1/2028	200,000	218,250

Diamond Sports Group LLC, 144A, 5.375%, 8/15/2026	90,000	65,138

DISH DBS Corp.:

5.875%, 11/15/2024	96,000	95,520

144A, 7.375%, 7/1/2028 (b)	50,000	49,688

7.75%, 7/1/2026	90,000	95,400

Frontier Communications Corp., 144A, 8.0%, 4/1/2027	240,000	243,394

Lamar Media Corp., 144A, 4.875%, 1/15/2029	80,000	80,400

LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	210,000	214,200

Level 3 Financing, Inc.:

144A, 4.625%, 9/15/2027	239,000	240,792

5.25%, 3/15/2026	110,000	113,025

Netflix, Inc.:

REG S, 3.625%, 6/15/2030	EUR 100,000	115,440

4.625%, 5/15/2029	EUR 230,000	286,387

5.875%, 11/15/2028	71,000	80,851

Outfront Media Capital LLC, 144A, 5.0%, 8/15/2027	140,000	126,000

Sable International Finance Ltd., 144A, 5.75%, 9/7/2027	200,000	203,576

Sprint Capital Corp., 6.875%, 11/15/2028	395,000	480,912

	Principal Amount ($)(a)	Value ($)

Sprint Corp.:

7.125%, 6/15/2024	165,000	186,308

7.625%, 3/1/2026	230,000	271,485

T-Mobile U.S.A., Inc., 4.75%, 2/1/2028	215,000	227,126

Telecom Italia Capital SA, 6.375%, 11/15/2033	155,000	174,762

Telefonica Europe BV, REG S, 5.875%, Perpetual (d)	EUR 100,000	121,066

ViaSat, Inc.:

144A, 5.625%, 9/15/2025	135,000	129,262

144A, 5.625%, 4/15/2027 (c)	120,000	122,850

144A, 6.5%, 7/15/2028	105,000	105,022

Virgin Media Secured Finance PLC:

144A, 5.5%, 8/15/2026	215,000	219,932

144A, 5.5%, 5/15/2029	345,000	360,525

Vodafone Group PLC, 7.0%, 4/4/2079	185,000	216,738

Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR 370,000	390,753

Ziggo BV, 144A, 4.875%, 1/15/2030	290,000	291,572

		10,738,318

Consumer Discretionary 17.6%

Adient U.S. LLC, 144A, 9.0%, 4/15/2025	30,000	32,316

Ahern Rentals, Inc., 144A, 7.375%, 5/15/2023	35,000	16,800

American Axle & Manufacturing, Inc.:

6.25%, 4/1/2025 (c)	135,000	132,637

6.25%, 3/15/2026	75,000	72,188

Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027	35,000	33,425

Boyd Gaming Corp.:

144A, 4.75%, 12/1/2027	60,000	51,600

6.375%, 4/1/2026	100,000	95,000

144A, 8.625%, 6/1/2025	120,000	125,400

Carnival Corp., 144A, 11.5%, 4/1/2023	145,000	157,325

Clarios Global LP:

REG S, 4.375%, 5/15/2026	EUR 200,000	221,435

144A, 4.375%, 5/15/2026	EUR 100,000	110,718

144A, 6.25%, 5/15/2026	55,000	56,719

144A, 6.75%, 5/15/2025	80,000	83,200

144A, 8.5%, 5/15/2027	55,000	55,272

Colt Merger Sub, Inc.:

144A, 5.75%, 7/1/2025 (b)	20,000	20,114

144A, 6.25%, 7/1/2025 (b)	220,000	218,625

144A, 8.125%, 7/1/2027 (b)	110,000	106,287

Dana Financing Luxembourg Sarl:

144A, 5.75%, 4/15/2025	80,000	81,200

144A, 6.5%, 6/1/2026	110,000	113,850

Dana, Inc.:

5.375%, 11/15/2027	55,000	54,896

5.625%, 6/15/2028	25,000	24,818

Eldorado Resorts, Inc., 6.0%, 9/15/2026	91,000	98,309

FCE Bank PLC, REG S, 1.528%, 11/9/2020	EUR 220,000	244,718

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	5

	Principal Amount ($)(a)	Value ($)

Ford Motor Co.:

8.5%, 4/21/2023	90,000	95,175

9.0%, 4/22/2025	285,000	308,427

9.625%, 4/22/2030 (c)	40,000	47,372

Ford Motor Credit Co. LLC:

1.514%, 2/17/2023	EUR 110,000	115,687

3.219%, 1/9/2022	200,000	194,542

4.14%, 2/15/2023	200,000	195,690

5.113%, 5/3/2029	200,000	194,366

5.125%, 6/16/2025	230,000	230,092

HD Supply, Inc., 144A, 5.375%, 10/15/2026	100,000	102,125

Hilton Domestic Operating Co., Inc.:

4.875%, 1/15/2030	139,000	136,915

144A, 5.375%, 5/1/2025	30,000	30,000

IAA, Inc., 144A, 5.5%, 6/15/2027	75,000	77,372

IRB Holding Corp, 144A, 7.0%, 6/15/2025	50,000	51,535

L Brands, Inc.:

5.625%, 2/15/2022	55,000	53,763

6.625%, 4/1/2021	50,000	51,500

144A, 6.875%, 7/1/2025	110,000	113,575

144A, 9.375%, 7/1/2025	60,000	60,072

Lennar Corp., 5.0%, 6/15/2027	50,000	54,000

Lithia Motors, Inc., 144A, 4.625%, 12/15/2027	140,000	138,600

M/I Homes, Inc., 4.95%, 2/1/2028	130,000	129,187

Marriott Ownership Resorts, Inc., 144A, 6.125%, 9/15/2025	150,000	153,375

Mattel, Inc., 144A, 6.75%, 12/31/2025	145,000	150,437

Meritor, Inc.:

6.25%, 2/15/2024	75,000	75,563

144A, 6.25%, 6/1/2025	40,000	40,400

Navistar International Corp., 144A, 9.5%, 5/1/2025 (c)	100,000	107,155

NCL Corp., Ltd., 144A, 3.625%, 12/15/2024	200,000	122,250

Newell Brands, Inc., 4.7%, 4/1/2026	440,000	461,740

PetSmart, Inc.:

144A, 7.125%, 3/15/2023	103,000	101,546

144A, 8.875%, 6/1/2025	90,000	90,221

Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	120,000	122,700

Prestige Brands, Inc., 144A, 5.125%, 1/15/2028	60,000	59,100

Prime Security Services Borrower LLC, 144A, 6.25%, 1/15/2028	145,000	136,662

PulteGroup, Inc., 6.375%, 5/15/2033	100,000	117,000

Royal Caribbean Cruises Ltd.:

144A, 10.875%, 6/1/2023	50,000	51,378

144A, 11.5%, 6/1/2025	50,000	52,173

Sabre GLBL, Inc., 144A, 9.25%, 4/15/2025	10,000	10,538

Scientific Games International, Inc., 144A, 8.625%, 7/1/2025 (b)	110,000	102,817

Sonic Automotive, Inc., 6.125%, 3/15/2027	55,000	54,450

Spectrum Brands, Inc., 144A, 5.0%, 10/1/2029	30,000	29,625

Staples, Inc., 144A, 7.5%, 4/15/2026	210,000	165,007

	Principal Amount ($)(a)	Value ($)

Stars Group Holdings BV, 144A, 7.0%, 7/15/2026	105,000	110,683

Suburban Propane Partners LP, 5.75%, 3/1/2025	105,000	105,000

Taylor Morrison Communities, Inc., 144A, 5.75%, 1/15/2028	170,000	175,100

Tesla, Inc., 144A, 5.3%, 8/15/2025	270,000	270,000

TRI Pointe Group, Inc.:

5.25%, 6/1/2027	55,000	54,725

5.7%, 6/15/2028	80,000	81,200

United Rentals North America, Inc.:

4.625%, 10/15/2025	200,000	201,000

5.25%, 1/15/2030	80,000	82,600

6.5%, 12/15/2026	220,000	231,000

Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027	160,000	161,859

Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	100,000	104,625

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	205,000	122,051

William Carter Co, 144A, 5.5%, 5/15/2025	60,000	61,875

Wolverine World Wide, Inc., 144A, 6.375%, 5/15/2025	150,000	157,125

Wynn Las Vegas LLC, 144A, 5.5%, 3/1/2025	145,000	132,675

Wynn Resorts Finance LLC, 144A, 7.75%, 4/15/2025	20,000	20,144

Yum! Brands, Inc., 144A, 7.75%, 4/1/2025	15,000	16,181

		8,878,827

Consumer Staples 3.8%

Albertsons Companies, Inc.:

144A, 4.625%, 1/15/2027	200,000	200,000

144A, 5.875%, 2/15/2028	60,000	61,906

Edgewell Personal Care Co., 144A, 5.5%, 6/1/2028	70,000	71,925

JBS U.S.A. LUX SA:

144A, 5.5%, 1/15/2030	60,000	61,500

144A, 5.75%, 6/15/2025	210,000	212,625

144A, 6.5%, 4/15/2029	132,000	140,085

144A, 6.75%, 2/15/2028	235,000	248,221

Kraft Heinz Foods Co.:

144A, 4.25%, 3/1/2031	260,000	275,676

4.625%, 1/30/2029	70,000	75,460

Lamb Weston Holdings, Inc., 144A, 4.875%, 5/15/2028	30,000	31,786

Pilgrim’s Pride Corp.:

144A, 5.75%, 3/15/2025	50,000	49,854

144A, 5.875%, 9/30/2027	230,000	230,046

Post Holdings, Inc.:

144A, 5.0%, 8/15/2026	165,000	165,619

144A, 5.5%, 12/15/2029	110,000	113,753

		1,938,456

Energy 13.4%

Antero Midstream Partners LP:

5.375%, 9/15/2024	95,000	80,939

144A, 5.75%, 3/1/2027	80,000	63,200

144A, 5.75%, 1/15/2028	90,000	71,100

Archrock Partners LP:

144A, 6.25%, 4/1/2028	160,000	145,600

144A, 6.875%, 4/1/2027	110,000	103,620

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Ascent Resources Utica Holdings LLC, 144A, 10.0%, 4/1/2022	80,000	68,200

Buckeye Partners LP, 144A, 4.5%, 3/1/2028	80,000	74,800

Cheniere Energy Partners LP, 5.625%, 10/1/2026	80,000	79,600

Crestwood Midstream Partners LP, 144A, 5.625%, 5/1/2027	150,000	125,053

DCP Midstream Operating LP:

5.125%, 5/15/2029	80,000	76,750

5.375%, 7/15/2025	367,000	364,247

5.625%, 7/15/2027	50,000	50,313

Endeavor Energy Resources LP:

144A, 5.5%, 1/30/2026	155,000	148,412

144A, 5.75%, 1/30/2028	35,000	33,600

144A, 6.625%, 7/15/2025	35,000	35,274

EnLink Midstream Partners LP, 4.4%, 4/1/2024	280,000	232,540

EQM Midstream Partners LP:

144A, 6.0%, 7/1/2025	140,000	141,809

144A, 6.5%, 7/1/2027	80,000	81,938

EQT Corp.:

6.125%, 2/1/2025 (c)	105,000	104,635

7.0%, 2/1/2030	135,000	139,054

Genesis Energy LP:

6.25%, 5/15/2026	115,000	98,656

6.5%, 10/1/2025	85,000	72,675

Hilcorp Energy I LP:

144A, 5.0%, 12/1/2024	155,000	133,300

144A, 5.75%, 10/1/2025	60,000	51,000

Matador Resources Co., 5.875%, 9/15/2026	134,000	99,160

MEG Energy Corp.:

144A, 6.5%, 1/15/2025	195,000	181,958

144A, 7.125%, 2/1/2027	95,000	78,969

Murphy Oil U.S.A., Inc.:

4.75%, 9/15/2029	115,000	117,588

5.625%, 5/1/2027	65,000	67,113

Occidental Petroleum Corp.:

2.6%, 4/15/2022	170,000	161,976

2.7%, 8/15/2022	195,000	181,535

2.7%, 2/15/2023	460,000	419,175

3.125%, 2/15/2022	35,000	33,520

5.55%, 3/15/2026	105,000	95,835

8.0%, 7/15/2025 (b)	175,000	175,656

8.875%, 7/15/2030 (b)	75,000	74,906

Parkland Corp., 144A, 5.875%, 7/15/2027	80,000	83,000

Parsley Energy LLC:

144A, 4.125%, 2/15/2028	50,000	45,250

144A, 5.25%, 8/15/2025	55,000	52,819

144A, 5.375%, 1/15/2025	185,000	179,968

PBF Holding Co. LLC:

144A, 6.0%, 2/15/2028	65,000	53,950

144A, 9.25%, 5/15/2025	35,000	37,363

Range Resources Corp., 5.0%, 8/15/2022 (c)	185,000	168,350

Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	75,000	33,750

SM Energy Co., 6.625%, 1/15/2027	120,000	58,800

Southwestern Energy Co.:

6.2%, 1/23/2025 (c)	140,000	119,875

7.75%, 10/1/2027	30,000	26,100

	Principal Amount ($)(a)	Value ($)

Sunoco LP:

5.5%, 2/15/2026	65,000	63,050

5.875%, 3/15/2028	35,000	34,743

6.0%, 4/15/2027	52,000	51,480

Targa Resources Partners LP:

5.0%, 1/15/2028	215,000	202,182

5.375%, 2/1/2027	235,000	226,775

144A, 5.5%, 3/1/2030	90,000	86,906

TerraForm Power Operating LLC, 144A, 4.75%, 1/15/2030	135,000	137,025

Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	160,000	136,000

USA Compression Partners LP:

6.875%, 4/1/2026	142,000	137,207

6.875%, 9/1/2027	100,000	96,000

Western Midstream Operating LP, 4.05%, 2/1/2030	60,000	57,755

WPX Energy, Inc.:

4.5%, 1/15/2030	130,000	114,400

5.25%, 9/15/2024	145,000	142,825

5.25%, 10/15/2027	105,000	98,090

5.875%, 6/15/2028	25,000	24,024

		6,731,393

Financials 1.6%

AG Issuer LLC, 144A, 6.25%, 3/1/2028	95,000	88,350

AmWINS Group, Inc., 144A, 7.75%, 7/1/2026	70,000	73,500

Intesa Sanpaolo SpA, 144A, 5.71%, 1/15/2026	200,000	210,751

Lions Gate Capital Holdings LLC, 144A, 6.375%, 2/1/2024	80,000	78,000

LPL Holdings, Inc., 144A, 4.625%, 11/15/2027	30,000	29,625

Navient Corp., 6.5%, 6/15/2022	100,000	98,250

Springleaf Finance Corp.:

5.375%, 11/15/2029	160,000	149,600

6.625%, 1/15/2028	35,000	34,650

8.875%, 6/1/2025	50,000	53,453

		816,179

Health Care 8.4%

Bausch Health Americas, Inc.:

144A, 8.5%, 1/31/2027	385,000	408,581

144A, 9.25%, 4/1/2026	85,000	92,216

Bausch Health Companies, Inc.:

144A, 5.0%, 1/30/2028	110,000	103,564

144A, 5.25%, 1/30/2030	80,000	75,900

144A, 5.75%, 8/15/2027	115,000	121,900

144A, 5.875%, 5/15/2023	9,000	8,978

144A, 6.125%, 4/15/2025	150,000	152,140

144A, 6.25%, 2/15/2029	130,000	130,650

144A, 7.0%, 1/15/2028	40,000	41,200

144A, 7.25%, 5/30/2029	20,000	21,000

Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	125,000	129,766

Centene Corp.:

3.375%, 2/15/2030	143,000	144,389

4.625%, 12/15/2029	205,000	216,275

144A, 5.375%, 8/15/2026	130,000	135,227

Charles River Laboratories International, Inc., 144A, 4.25%, 5/1/2028	100,000	99,949

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	7

	Principal Amount ($)(a)	Value ($)

Community Health Systems, Inc.:

6.25%, 3/31/2023	415,000	390,619

144A, 8.125%, 6/30/2024 (c)	120,000	80,400

Encompass Health Corp.:

4.5%, 2/1/2028	45,000	43,160

4.75%, 2/1/2030	37,000	35,335

HCA, Inc.:

5.625%, 9/1/2028	50,000	55,813

5.875%, 2/1/2029	90,000	101,843

Hill-Rom Holdings, Inc., 144A, 4.375%, 9/15/2027	85,000	87,019

LifePoint Health, Inc., 144A, 6.75%, 4/15/2025	135,000	139,387

Molina Healthcare, Inc., 4.375%, 6/15/2028	100,000	99,875

Ortho-Clinical Diagnostics, Inc., 144A, 7.25%, 2/1/2028	135,000	137,225

RegionalCare Hospital Partners Holdings, Inc., 144A, 9.75%, 12/1/2026	60,000	61,800

Select Medical Corp., 144A, 6.25%, 8/15/2026	275,000	278,011

Tenet Healthcare Corp.:

144A, 4.625%, 6/15/2028	65,000	63,323

144A, 4.875%, 1/1/2026	190,000	185,012

144A, 5.125%, 11/1/2027	220,000	217,074

144A, 7.5%, 4/1/2025	50,000	53,188

Teva Pharmaceutical Finance Netherlands II BV, 4.5%, 3/1/2025	EUR 100,000	111,492

Teva Pharmaceutical Finance Netherlands III BV, 144A, 7.125%, 1/31/2025	200,000	212,898

		4,235,209

Industrials 8%

Bombardier, Inc.:

144A, 5.75%, 3/15/2022	159,000	117,350

144A, 6.0%, 10/15/2022	143,000	100,100

BWX Technologies, Inc., 144A, 5.375%, 7/15/2026	30,000	30,911

Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028	100,000	99,125

Cimpress PLC, 144A, 7.0%, 6/15/2026	150,000	138,375

Clark Equipment Co., 144A, 5.875%, 6/1/2025	55,000	56,238

Clean Harbors, Inc., 144A, 5.125%, 7/15/2029	30,000	31,115

Colfax Corp., 144A, 6.375%, 2/15/2026	95,000	99,275

Delta Air Lines, Inc., 144A, 7.0%, 5/1/2025	120,000	123,872

Energizer Holdings, Inc.:

144A, 4.75%, 6/15/2028 (b)	60,000	58,858

144A, 6.375%, 7/15/2026	120,000	124,075

144A, 7.75%, 1/15/2027	105,000	111,958

EnerSys, 144A, 4.375%, 12/15/2027	90,000	89,100

GFL Environmental, Inc.:

144A, 4.25%, 6/1/2025	40,000	40,350

144A, 5.125%, 12/15/2026	50,000	51,750

Hillenbrand, Inc., 5.75%, 6/15/2025	160,000	165,600

Howmet Aerospace, Inc., 6.875%, 5/1/2025	240,000	260,367

Itron, Inc., 144A, 5.0%, 1/15/2026	140,000	139,475

	Principal Amount ($)(a)	Value ($)

Jaguar Holding Co. II:

144A, 4.625%, 6/15/2025	55,000	55,974

144A, 5.0%, 6/15/2028	45,000	46,069

JELD-WEN, Inc., 144A, 6.25%, 5/15/2025	25,000	25,938

Korn Ferry, 144A, 4.625%, 12/15/2027	30,000	29,100

Masonite International Corp., 144A, 5.375%, 2/1/2028	74,000	75,665

Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027 (b)	75,000	75,188

Moog, Inc., 144A, 4.25%, 12/15/2027	160,000	155,200

Prime Security Services Borrower LLC, 144A, 5.75%, 4/15/2026	135,000	139,995

Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	155,000	140,081

Spirit AeroSystems, Inc., 144A, 7.5%, 4/15/2025	50,000	49,313

Summit Materials LLC, 6.125%, 7/15/2023	200,000	199,110

Tennant Co., 5.625%, 5/1/2025	30,000	30,300

TransDigm, Inc.:

5.5%, 11/15/2027	335,000	292,354

144A, 6.25%, 3/15/2026	335,000	334,169

144A, 8.0%, 12/15/2025	60,000	63,059

Triumph Group, Inc., 144A, 6.25%, 9/15/2024	64,000	54,400

Vertical U.S. Newco Inc.,144A, 4.977%, 07/15/2027 (b)	200,000	200,000

WESCO Distribution, Inc.:

7.125%, 6/15/2025	40,000	42,125

7.25%, 6/15/2028	105,000	111,037

XPO Logistics, Inc., 144A, 6.25%, 5/1/2025	65,000	68,088

		4,025,059

Information Technology 3.1%

Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025	60,000	62,910

Camelot Finance SA, 144A, 4.5%, 11/1/2026	55,000	55,000

Cardtronics, Inc., 144A, 5.5%, 5/1/2025	95,000	92,150

CDW LLC, 4.125%, 5/1/2025	120,000	120,150

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	210,000	207,375

Fair Isaac Corp., 144A, 5.25%, 5/15/2026	130,000	141,700

IQVIA, Inc., 144A, 5.0%, 5/15/2027	220,000	225,431

Microchip Technology, Inc., 144A, 4.25%, 9/1/2025	140,000	140,891

MTS Systems Corp., 144A, 5.75%, 8/15/2027	32,000	29,360

Presidio Holdings, Inc.:

144A, 4.875%, 2/1/2027	20,000	19,550

144A, 8.25%, 2/1/2028	30,000	30,000

Science Applications International Corp., 144A, 4.875%, 4/1/2028	30,000	29,822

SS&C Technologies, Inc., 144A, 5.5%, 9/30/2027	85,000	86,244

TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	155,000	153,742

Uber Technologies, Inc.:

144A, 7.5%, 5/15/2025	120,000	120,900

144A, 7.5%, 9/15/2027	50,000	50,125

		1,565,350

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Materials 10.8%

Arconic Corp.:

144A, 6.0%, 5/15/2025	20,000	20,675

144A, 6.125%, 2/15/2028	215,000	214,946

Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024	175,000	177,188

Berry Global, Inc.:

144A, 4.875%, 7/15/2026	105,000	106,575

144A, 5.625%, 7/15/2027	15,000	15,375

Cascades, Inc.:

144A, 5.125%, 1/15/2026	10,000	10,150

144A, 5.375%, 1/15/2028	15,000	15,225

CF Industries, Inc., 5.15%, 3/15/2034	55,000	58,812

Chemours Co.:

5.375%, 5/15/2027	35,000	31,629

7.0%, 5/15/2025 (c)	80,000	76,474

Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	110,000	110,825

Cleveland-Cliffs, Inc., 144A, 6.75%, 3/15/2026	20,000	19,300

Constellium SE:

144A, 4.625%, 5/15/2021	EUR100,000	112,327

144A, 5.75%, 5/15/2024	250,000	250,000

144A, 6.625%, 3/1/2025	250,000	252,818

Element Solutions, Inc., 144A, 5.875%, 12/1/2025	85,000	85,823

First Quantum Minerals Ltd.:

144A, 6.5%, 3/1/2024	245,000	231,219

144A, 6.875%, 3/1/2026	200,000	189,500

144A, 7.25%, 4/1/2023	200,000	191,000

144A, 7.5%, 4/1/2025	200,000	191,500

Freeport-McMoRan, Inc.:

4.125%, 3/1/2028	270,000	261,900

4.25%, 3/1/2030	150,000	145,500

5.0%, 9/1/2027	105,000	105,492

Hudbay Minerals, Inc.:

144A, 7.25%, 1/15/2023	95,000	93,575

144A, 7.625%, 1/15/2025	220,000	209,000

Illuminate Buyer LLC, 144A, 9.0%, 7/1/2028	20,000	20,850

Kaiser Aluminum Corp., 144A, 4.625%, 3/1/2028	70,000	66,942

LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026	100,000	104,031

Mauser Packaging Solutions Holding Co.:

144A, 5.5%, 4/15/2024	175,000	171,883

144A, 7.25%, 4/15/2025	205,000	185,888

Mercer International, Inc., 7.375%, 1/15/2025	175,000	174,125

Novelis Corp.:

144A, 4.75%, 1/30/2030	330,000	315,150

144A, 5.875%, 9/30/2026	230,000	229,713

Reynolds Group Issuer, Inc.:

144A, 5.125%, 7/15/2023	290,000	292,201

144A, 7.0%, 7/15/2024	35,000	35,098

Starfruit Finco BV, 144A, 8.0%, 10/1/2026	150,000	153,554

Tronox Finance PLC, 144A, 5.75%, 10/1/2025	266,000	246,050

Tronox, Inc.:

144A, 6.5%, 5/1/2025	30,000	30,300

144A, 6.5%, 4/15/2026 (c)	192,000	179,520

	Principal Amount ($)(a)	Value ($)

United States Steel Corp., 144A, 12.0%, 6/1/2025	40,000	41,000

		5,423,133

Real Estate 5.2%

Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028	120,000	125,100
Iron Mountain, Inc.:

144A, (REIT), 4.875%, 9/15/2029	60,000	58,350

144A, 5.0%, 7/15/2028	75,000	73,478

144A, 5.25%, 7/15/2030	265,000	261,025

144A, 5.625%, 7/15/2032	70,000	69,853

(REIT), 5.75%, 8/15/2024	320,000	323,072

iStar, Inc.:

(REIT), 4.25%, 8/1/2025	100,000	90,500

(REIT), 4.75%, 10/1/2024	170,000	158,737

(REIT), 5.25%, 9/15/2022	55,000	53,350

MGM Growth Properties Operating Partnership LP:

144A, 4.625%, 6/15/2025	233,000	227,846

(REIT), 5.75%, 2/1/2027	310,000	317,750

MPT Operating Partnership LP, (REIT), 4.625%, 8/1/2029	140,000	140,700

Park Intermediate Holdings LLC, 144A, 7.5%, 6/1/2025	120,000	122,700

Realogy Group LLC, 144A, 7.625%, 6/15/2025	185,000	185,037

Ryman Hospitality Properties, Inc., 144A, (REIT), 4.75%, 10/15/2027	5,000	4,450

Service Properties Trust, 7.5%, 9/15/2025	160,000	168,565

Uniti Group LP:

144A, 6.0%, 4/15/2023	60,000	58,500

144A, (REIT), 7.875%, 2/15/2025	110,000	111,460

VICI Properties LP:

144A, (REIT), 3.5%, 2/15/2025	10,000	9,400

144A, (REIT), 3.75%, 2/15/2027	30,000	28,200

144A, (REIT), 4.125%, 8/15/2030	20,000	19,075

144A (REIT), 4.625%, 12/1/2029	16,000	15,600

		2,622,748

Utilities 4.7%

AmeriGas Partners LP:

5.5%, 5/20/2025	205,000	211,150

5.75%, 5/20/2027	110,000	116,325

Calpine Corp.:

144A, 4.5%, 2/15/2028	155,000	151,125

144A, 5.25%, 6/1/2026	260,000	262,525

Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	165,000	168,290

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	210,000	212,362

NRG Energy, Inc.:

144A, 5.25%, 6/15/2029	157,000	164,850

5.75%, 1/15/2028	200,000	211,000

7.25%, 5/15/2026	75,000	79,125

PG&E Corp., 5.0%, 7/1/2028	125,000	124,963

Talen Energy Supply LLC:

144A, 7.25%, 5/15/2027	190,000	189,050

144A, 7.625%, 6/1/2028	60,000	60,000

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	9

	Principal Amount ($)(a)	Value ($)

Vistra Operations Co. LLC:

144A, 5.0%, 7/31/2027	220,000	222,475

144A, 5.5%, 9/1/2026	150,000	153,066

144A, 5.625%, 2/15/2027	55,000	56,449

		2,382,755
Total Corporate Bonds (Cost $49,838,954)		49,357,427

Loan Participations and Assignments 0.5%
Senior Loans **

Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 1-month USD LIBOR + 4.250%, 5.0%, 4/29/2024	178,619	169,492

Flex Acquisition Company, Inc., Frist Lien Term Loan, 3-month USD LIBOR + 3.000%, 4.433%, 12/29/2023	85,000	81,463
Total Loan Participations and Assignments (Cost $251,443)		250,955

Convertible Bonds 0.6%
Consumer Discretionary 0.1%
Royal Caribbean Cruises Ltd. 144A, 4.25%, 6/15/2023 (Cost $60,000)	60,000	55,800

Energy 0.5%

Cheniere Energy, Inc., 144A, 4.875%, 5/28/2021 (PIK) (Cost $277,269)	272,000	274,638
Total Convertible Bonds (Cost $337,269)		330,438

	Shares	Value ($)
Common Stocks 0.0%
Industrials

Quad Graphics, Inc. (Cost $0)	287	933

Warrants 0.1%
Materials

Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $244,286)	1,100	58,876

Securities Lending Collateral 1.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (f) (g) (Cost $934,830)	934,830	934,830

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.12% (f) (Cost $128,762)	128,762	128,762

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $51,735,544)	101.2	51,062,221
Other Assets and Liabilities, Net	(1.2)	(626,426)
Net Assets	100.0	50,435,795

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 1.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (f) (g)
361,289	573,541	(h)	—	—	—	1,339	—	934,830	934,830
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.12% (f)
2,187,480	14,894,935		16,953,653	—	—	6,484	—	128,762	128,762
2,548,769	15,468,476		16,953,653	—	—	7,823	—	1,063,592	1,063,592

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	When-issued, delayed delivery or forward commitment securities included.

(c)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2020 amounted to $894,178, which is 1.8% of net assets.

(d)	Perpetual, callable security with no stated maturity date.

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS High Income VIP

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of June 30, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	1,663,412	USD	1,866,338	7/31/2020	(3,802)	State Street Bank and Trust

Currency Abbreviations

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds (i)	$—	$49,357,427	$—	$49,357,427
Loan Participations and Assignments	—	250,955	—	250,955
Convertible Bonds (i)	—	330,438	—	330,438
Common Stocks	933	—	—	933
Warrants	—	—	58,876	58,876
Short-Term Investments (i)	1,063,592	—	—	1,063,592
Total	$1,064,525	$49,938,820	$58,876	$51,062,221

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)
Forward Foreign Currency Contracts	$(3,802)	$—	$—	$(3,802)
Total	$(3,802)	$—	—	$(3,802)

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.

Deutsche DWS Variable Series II — DWS High Income VIP	|	11

Statement of Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $50,671,952) — including $894,178 of securities loaned	$49,998,629
Investment in DWS Government & Agency Securities Portfolio (cost $934,830)*	934,830
Investment in DWS Central Cash Management Government Fund (cost $128,762)	128,762
Cash	11,600
Foreign currency, at value (cost $12,498)	12,498
Receivable for investments sold	1,313,654
Receivable for investments sold — when-issued/delayed delivery securities	236,038
Receivable for Fund shares sold	46,353
Interest receivable	775,068
Other assets	670
Total assets	53,458,102

Liabilities
Payable upon return of securities loaned	934,830
Payable for investments purchased	560,658
Payable for investments purchased — when-issued/delayed delivery securities	1,404,063
Payable for Fund shares redeemed	12,574
Unrealized depreciation on forward foreign currency contracts	3,802
Accrued management fee	15,434
Accrued Trustees’ fees	1,234
Other accrued expenses and payables	89,712
Total liabilities	3,022,307
Net assets, at value	$50,435,795

Net Assets Consist of
Distributable earnings (loss)	(7,303,821)
Paid-in capital	57,739,616
Net assets, at value	$50,435,795

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($50,283,339 ÷ 8,923,659 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.63
Class B

Net Asset Value, offering and redemption price per share ($152,456 ÷ 26,918 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.66

*	Represents collateral on securities loaned.

     Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:

Interest	$1,456,711
Income distributions — DWS Central Cash Management Government Fund	6,484
Securities lending income, net of borrower rebates	1,339
Total income	1,464,534
Expenses:

Management fee	127,667
Administration fee	25,042
Services to Shareholders	465
Record keeping fee (Class B)	110
Distribution service fees (Class B)	187
Custodian fee	8,700
Professional fees	51,247
Reports to shareholders	19,510
Trustees’ fees and expenses	2,216
Other	7,123
Total expenses before expense reductions	242,267
Expense reductions	(65,866)
Total expenses after expense reductions	176,401
Net investment income	1,288,133

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,122,881)
Forward foreign currency contracts	(61,860)
Foreign currency	36,307
(1,148,434)
Change in net unrealized appreciation (depreciation) on:

Investments	(2,383,616)
Forward foreign currency contracts	5,825
Foreign currency	212
(2,377,579)
Net gain (loss)	(3,526,013)
Net increase (decrease) in net assets resulting from operations	$(2,237,880)

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS High Income VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$1,288,133	$2,819,135
Net realized gain (loss)	(1,148,434)	(118,561)
Change in net unrealized appreciation (depreciation)	(2,377,579)	5,181,906
Net increase (decrease) in net assets resulting from operations	(2,237,880)	7,882,480
Distributions to shareholders:
Class A	(2,873,076)	(3,177,995)
Class B	(8,104)	(7,539)
Total distributions	(2,881,180)	(3,185,534)
Fund share transactions:
Class A
Proceeds from shares sold	4,025,148	5,665,153
Reinvestment of distributions	2,873,076	3,177,995
Payments for shares redeemed	(7,386,719)	(9,540,349)
Net increase (decrease) in net assets from Class A share transactions	(488,495)	(697,201)
Class B
Proceeds from shares sold	1,140	16,476
Reinvestment of distributions	8,104	7,539
Payments for shares redeemed	(1,440)	(11,195)
Net increase (decrease) in net assets from Class B share transactions	7,804	12,820
Increase (decrease) in net assets	(5,599,751)	4,012,565
Net assets at beginning of period	56,035,546	52,022,981

Net assets at end of period	$50,435,795	$56,035,546

Other Information
Class A
Shares outstanding at beginning of period	8,976,023	9,081,584
Shares sold	685,954	944,540
Shares issued to shareholders in reinvestment of distributions	536,022	543,247
Shares redeemed	(1,274,340)	(1,593,348)
Net increase (decrease) in Class A shares	(52,364)	(105,561)

Shares outstanding at end of period	8,923,659	8,976,023
Class B
Shares outstanding at beginning of period	25,470	23,418
Shares sold	201	2,669
Shares issued to shareholders in reinvestment of distributions	1,501	1,282
Shares redeemed	(254)	(1,899)
Net increase (decrease) in Class B shares	1,448	2,052

Shares outstanding at end of period	26,918	25,470

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	13

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.23		$5.71	$6.36	$6.28	$5.93	$6.60
Income (loss) from investment operations:

Net investment income[a]	.15		.31	.33	.31	.32	.32
Net realized and unrealized gain (loss)	(.42)		.56	(.48)	.15	.41	(.58)
Total from investment operations	(.27)		.87	(.15)	.46	.73	(.26)
Less distributions from:
Net investment income	(.33)		(.35)	(.50)	(.38)	(.38)	(.41)
Net asset value, end of period	$5.63		$6.23	$5.71	$6.36	$6.28	$5.93
Total Return (%)[b]	(3.99	)**	15.69	(2.52)	7.51	12.87	(4.44)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50		56	52	61	100	101
Ratio of expenses before expense reductions (%)[c]	.95	*	.96	.94	.78	.80	.75
Ratio of expenses after expense reductions (%)[c]	.69	*	.68	.69	.72	.72	.72
Ratio of net investment income (%)	5.05	*	5.09	5.41	4.98	5.38	5.09
Portfolio turnover rate (%)	51	**	82	62	71	77	47

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/20		Years Ended December 31,
Class B	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.25		$5.73	$6.38	$6.30	$5.94	$6.63
Income (loss) from investment operations:

Net investment income[a]	.14		.29	.31	.31	.31	.32
Net realized and unrealized gain (loss)	(.41)		.57	(.48)	.13	.41	(.61)
Total from investment operations	(.27)		.86	(.17)	.44	.72	(.29)
Less distributions from:
Net investment income	(.32)		(.34)	(.48)	(.36)	(.36)	(.40)
Net asset value, end of period	$5.66		$6.25	$5.73	$6.38	$6.30	$5.94
Total Return (%)[b]	(4.06	)**	15.33	(2.76)	7.21	12.67	(4.95)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2		.2	.1	.1	2	3
Ratio of expenses before expense reductions (%)[c]	1.38	*	1.40	1.34	1.15	1.21	1.14
Ratio of expenses after expense reductions (%)[c]	.99	*	.94	.96	.98	.98	1.02
Ratio of net investment income (%)	4.75	*	4.82	5.14	4.88	5.15	4.86
Portfolio turnover rate (%)	51	**	82	62	71	77	47

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS High Income VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price

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and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2020, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $6,728,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($531,000) and long-term losses ($6,197,000).

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $51,754,896. The net unrealized depreciation for all investments based on tax cost was $692,675. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,045,199 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,737,874.

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The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $880,000 to $1,866,000.

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The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Forward Contract
Foreign Exchange contracts (a)	$(3,802)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contract
Foreign Exchange Contracts (b)	$(61,860)

The above derivative is located in the following Statement of Operations accounts:

(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contract
Foreign Exchange contracts (c)	$5,825

The above derivative is located in the following Statement of Operations accounts:

(c)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of June 30, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$3,802	$—	$—	$3,802

C. Purchases and Sales of Securities

During the six months ended June 30, 2020, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $25,470,443 and $25,392,846, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

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Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.

For the period from January 1, 2020 through April 30, 2020, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.68%
Class B	.94%

Effective May 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.71%
Class B	1.10%

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$65,578
Class B	288
$65,866

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $25,042, of which $4,113 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2020
Class A	$126	$41
Class B	25	9
	$151	$50

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Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2020, the Distribution Service Fee was $187, of which $31 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,402, of which $3,591 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $101.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Ownership of the Fund

At June 30, 2020, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 70% and 20%. One participating insurance company was owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 87%.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2020.

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H. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

I. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$960.10	$959.40
Expenses Paid per $1,000*	$3.36	$4.82

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$1,021.43	$1,019.94
Expenses Paid per $1,000*	$3.47	$4.97

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.69%	.99%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

24	|	Deutsche DWS Variable Series II — DWS High Income VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

Deutsche DWS Variable Series II — DWS High Income VIP	|	25

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

26	|	Deutsche DWS Variable Series II — DWS High Income VIP

Notes

VS2HI-3 (R-028385-9 8/20)

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS International Growth VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
16	Information About Your Fund’s Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance Summary	June 30, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 1.64% and 1.95% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI All Country World ex-USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 26 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results

DWS International Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,919	$10,623	$11,767	$13,393	$21,545
	Average annual total return	–0.81%	6.23%	5.57%	6.02%	7.98%
MSCI All Country World ex-USA Index	Growth of $10,000	$8,900	$9,520	$10,344	$11,183	$16,247
	Average annual total return	–11.00%	–4.80%	1.13%	2.26%	4.97%

DWS International Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,910	$10,597	$11,669	$13,217	$20,894
	Average annual total return	–0.90%	5.97%	5.28%	5.74%	7.65%
MSCI All Country World ex-USA Index	Growth of $10,000	$8,900	$9,520	$10,344	$11,183	$16,247
	Average annual total return	–11.00%	–4.80%	1.13%	2.26%	4.97%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/20	12/31/19
Common Stocks	98%	97%
Preferred Stocks	1%	—
Exchange-Traded Funds	1%	2%
Cash Equivalents	0%	1%
Convertible Preferred Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	6/30/20	12/31/19
Information Technology	20%	18%
Health Care	19%	15%
Financials	15%	19%
Industrials	14%	15%
Consumer Discretionary	12%	14%
Consumer Staples	8%	7%
Communication Services	6%	5%
Materials	4%	5%
Energy	2%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/20	12/31/19
Germany	15%	13%
France	12%	13%
Switzerland	11%	9%
Japan	11%	10%
China	8%	8%
Canada	8%	9%
United States	7%	8%
Netherlands	5%	4%
Ireland	4%	4%
Sweden	3%	3%
United Kingdom	3%	4%
Singapore	2%	2%
Argentina	2%	2%
Korea	2%	2%
Brazil	1%	2%
Other	6%	7%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Sebastian P. Werner, PhD, Director

Julia A. Merz, PhD, Assistant Vice President

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 97.0%
Argentina 1.8%
Globant SA* (a) (Cost $99,841)	1,920	287,712

Brazil 1.4%

Magazine Luiza SA	5,529	72,848

Pagseguro Digital Ltd. “A”* (a)	4,379	154,754

(Cost $176,085)		227,602

Canada 7.5%

Agnico Eagle Mines Ltd.	4,121	263,876

Alimentation Couche-Tard, Inc. “B”	5,515	172,933

Brookfield Asset Management, Inc. “A”	14,484	476,683

Canada Goose Holdings, Inc.*	2,570	59,669

Canadian National Railway Co.	2,580	228,259

(Cost $691,513)		1,201,420

China 8.3%

Alibaba Group Holding Ltd. (ADR)*	1,542	332,609

Dada Nexus Ltd. (ADR)* (b)	544	12,131

Minth Group Ltd.	16,870	48,203

Momo, Inc. (ADR)	3,293	57,562

New Oriental Education & Technology Group, Inc. (ADR)*	939	122,286

Ping An Healthcare and Technology Co., Ltd. 144A*	2,100	32,361

Ping An Insurance (Group) Co. of China Ltd. “H”	32,500	326,271

Tencent Holdings Ltd.	6,300	406,234

(Cost $862,424)		1,337,657

Finland 0.3%
Sampo Oyj “A” (Cost $59,448)	1,248	43,162

France 11.5%

Airbus SE*	1,055	75,582

BNP Paribas SA*	1,836	73,405

Capgemini SE	1,314	151,644

Cie de Saint-Gobain*	2,669	96,847

LVMH Moet Hennessy Louis Vuitton SE	804	357,533

Orpea	1,070	124,148

Schneider Electric SE	475	53,162

SMCP SA 144A*	8,128	39,973

Teleperformance	1,001	255,256

TOTAL SA (b)	5,934	229,318

VINCI SA	2,705	249,790

Vivendi SA	5,360	138,005

(Cost $1,885,409)		1,844,663

Germany 14.4%

adidas AG*	327	86,407

Allianz SE (Registered)	1,392	285,971

BASF SE	1,978	111,360

Deutsche Boerse AG	2,770	503,339

Evonik Industries AG	6,335	161,997

Evotec SE*	3,869	105,835

Fresenius Medical Care AG & Co. KGaA	3,755	323,970

LANXESS AG	2,210	117,311

	Shares	Value ($)

SAP SE	1,681	236,246

TeamViewer AG*	6,852	377,155

(Cost $2,020,726)		2,309,591

Hong Kong 1.0%
Techtronic Industries Co., Ltd. (Cost $38,072)	16,097	158,803

Ireland 3.7%

Experian PLC	9,703	341,802

Kerry Group PLC1 “A”	2,012	250,311

(Cost $338,293)		592,113

Japan 9.9%

Daikin Industries Ltd.	2,500	402,475

Fast Retailing Co., Ltd.	300	171,852

Hoya Corp.	2,600	247,604

Kao Corp.	1,100	87,132

Keyence Corp.	800	334,498

MISUMI Group, Inc.	3,911	97,910

Pigeon Corp.	3,900	150,785

Shimadzu Corp.	3,500	93,288

(Cost $1,154,299)		1,585,544

Korea 1.6%
Samsung Electronics Co., Ltd. (Cost $244,788)	5,733	254,324

Luxembourg 0.9%
Eurofins Scientific* (Cost $52,647)	242	152,714

Macau 0.8%
Sands China Ltd. (Cost $166,938)	31,600	124,712

Malaysia 0.5%
IHH Healthcare Bhd. (Cost $80,714)	59,600	76,594

Netherlands 4.5%

Adyen NV 144A*	59	86,274

ASML Holding NV	543	200,636

ING Groep NV	16,200	113,338

Koninklijke Philips NV*	4,919	230,747

Prosus NV*	1,035	96,533

(Cost $650,608)		727,528

Norway 0.5%
Mowi ASA (Cost $49,692)	4,181	79,563

Singapore 1.8%
DBS Group Holdings Ltd. (Cost $306,584)	19,200	287,877

South Africa 1.2%
Naspers Ltd. “N” (Cost $235,856)	1,035	189,658

Sweden 3.1%

Assa Abloy AB “B”	2,965	60,802

Hexagon AB “B”*	1,068	62,833

Nobina AB 144A*	22,904	137,467

Spotify Technology SA* (a)	926	239,084

(Cost $377,067)		500,186

Switzerland 10.9%

Alcon, Inc.*	632	36,591

Julius Baer Group Ltd.	1,388	58,745

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	5

	Shares	Value ($)

Lonza Group AG (Registered)	1,271	673,636

Nestle SA (Registered)	3,490	387,051

Novartis AG (Registered)	2,685	235,044

Roche Holding AG (Genusschein)	806	280,746

Zur Rose Group AG* (b)	312	85,492

(Cost $958,731)		1,757,305

Taiwan 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $127,111)	21,000	223,655

United Kingdom 3.0%

Clinigen Group PLC	9,352	94,116

Compass Group PLC	6,985	96,741

Farfetch Ltd. “A”* (a)	3,982	68,769

Halma PLC	4,887	139,743

Prudential PLC	5,535	83,981

(Cost $459,606)		483,350

United States 7.0%

Activision Blizzard, Inc.	2,076	157,568

EPAM Systems, Inc.*	1,101	277,463

Marsh & McLennan Companies, Inc.	1,677	180,060

MasterCard, Inc. “A”	624	184,517

NVIDIA Corp.	329	124,990

Schlumberger Ltd.	2,572	47,299

Thermo Fisher Scientific, Inc.	440	159,430

(Cost $530,321)		1,131,327
Total Common Stocks (Cost $11,566,773)		15,577,060

Convertible Preferred Stocks 0.2%
United States
Providence Service Corp. (c) (Cost $13,600)	136	26,910

	Shares	Value ($)

Preferred Stocks 0.6%
Germany
Sartorius AG (Cost $72,596)	322	106,584

Exchange-Traded Funds 0.5%
United States
iShares MSCI Japan ETF (Cost $84,057)	1,408	77,327

Securities Lending Collateral 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (d) (e) (Cost $254,068)	254,068	254,068

Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 0.12% (d) (Cost $36,606)	36,606	36,606

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $12,027,700)	100.1	16,078,555
Other Assets and Liabilities, Net	(0.1)	(18,603)
Net Assets	100.0	16,059,952

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (d) (e)
290,624	—	36,556	(f)	—	—	1,182	—	254,068	254,068
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 0.12% (d)
241,211	1,990,338	2,194,943		—	—	1,094	—	36,606	36,606
531,835	1,990,338	2,231,499		—	—	2,276	—	290,674	290,674

*	Non-income producing security.

(a)	Listed on the New York Stock Exchange.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2020 amounted to $326,881, which is 2.0% of net assets.

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $89,042.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$287,712	$—	$—	$287,712
Brazil	227,602	—	—	227,602
Canada	1,201,420	—	—	1,201,420
China	524,588	813,069	—	1,337,657
Finland	—	43,162	—	43,162
France	—	1,844,663	—	1,844,663
Germany	—	2,309,591	—	2,309,591
Hong Kong	—	158,803	—	158,803
Ireland	—	592,113	—	592,113
Japan	—	1,585,544	—	1,585,544
Korea	—	254,324	—	254,324
Luxembourg	—	152,714	—	152,714
Macau	—	124,712	—	124,712
Malaysia	—	76,594	—	76,594
Netherlands	—	727,528	—	727,528
Norway	—	79,563	—	79,563
Singapore	—	287,877	—	287,877
South Africa	—	189,658	—	189,658
Sweden	239,084	261,102	—	500,186
Switzerland	—	1,757,305	—	1,757,305
Taiwan	—	223,655	—	223,655
United Kingdom	68,769	414,581	—	483,350
United States	1,131,327	—	—	1,131,327
Convertible Preferred Stocks	—	—	26,910	26,910
Preferred Stocks	—	106,584	—	106,584
Exchange-Traded Funds	77,327	—	—	77,327
Short-Term Investments (g)	290,674	—	—	290,674
Total	$4,048,503	$12,003,142	$26,910	$16,078,555

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	7

Statement of Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $11,737,026) — including $326,881 of securities loaned	$15,787,881
Investment in DWS Government & Agency Securities Portfolio (cost $254,068)*	254,068
Investment in DWS Central Cash Management Government Fund (cost $36,606)	36,606
Foreign currency, at value (cost $146,527)	142,353
Receivable for investments sold	134,440
Receivable for Fund shares sold	174
Dividends receivable	17,717
Interest receivable	148
Foreign taxes recoverable	13,526
Other assets	229
Total assets	16,387,142

Liabilities
Payable upon return of securities loaned	254,068
Payable for Fund shares redeemed	10,339
Accrued Management fee	7,922
Accrued Trustees’ fees	594
Other accrued expenses and payables	54,267
Total liabilities	327,190
Net assets, at value	$16,059,952

Net Assets Consist of
Distributable earnings (loss)	3,939,356
Paid-in capital	12,120,596
Net assets, at value	$16,059,952

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($15,972,352 ÷ 1,119,224 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.27
Class B

Net Asset Value, offering and redemption price per share ($87,600 ÷ 6,120 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.31

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $89,042.

Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $$19,636)	$157,736
Income distributions — DWS Central Cash Management Government Fund	1,094
Securities lending income, net of borrower rebates	1,182
Total income	160,012
Expenses:
Management fee	49,008
Administration fee	7,755
Services to Shareholders	435
Distribution service fee (Class B)	125
Custodian fee	5,318
Professional fees	40,350
Reports to shareholders	13,896
Trustees’ fees and expenses	1,396
Other	6,532
Total expenses before expense reductions	124,815
Expense reductions	(55,893)
Total expenses after expense reductions	68,922
Net investment income (loss)	91,090

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(123,644)
Foreign currency	(3,584)
(127,228)
Change in net unrealized appreciation (depreciation) on:
Investments	(212,833)
Foreign currency	(3,943)
(216,776)
Net gain (loss)	(344,004)
Net increase (decrease) in net assets resulting from operations	$(252,914)

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$91,090	$265,032
Net realized gain (loss)	(127,228)	(38,995)
Change in net unrealized appreciation (depreciation)	(216,776)	4,100,804
Net increase (decrease) in net assets resulting from operations	(252,914)	4,326,841
Distributions to shareholders:
Class A	(248,933)	(445,123)
Class B	(1,082)	(3,307)
Total distributions	(250,015)	(448,430)
Fund share transactions:
Class A
Proceeds from shares sold	816,843	1,652,668
Reinvestment of distributions	248,933	445,123
Payments for shares redeemed	(2,105,035)	(2,520,782)
Net increase (decrease) in net assets from Class A share transactions	(1,039,259)	(422,991)
Class B
Proceeds from shares sold	1,242	16,855
Reinvestment of distributions	1,082	3,307
Payments for shares redeemed	(71,281)	(112,320)
Net increase (decrease) in net assets from Class B share transactions	(68,957)	(92,158)
Increase (decrease) in net assets	(1,611,145)	3,363,262
Net assets at beginning of period	17,671,097	14,307,835

Net assets at end of period	$16,059,952	$17,671,097

Other Information
Class A
Shares outstanding at beginning of period	1,196,084	1,228,635
Shares sold	60,302	122,990
Shares issued to shareholders in reinvestment of distributions	20,388	33,594
Shares redeemed	(157,550)	(189,135)
Net increase (decrease) in Class A shares	(76,860)	(32,551)

Shares outstanding at end of period	1,119,224	1,196,084
Class B
Shares outstanding at beginning of period	10,737	19,045
Shares sold	104	1,204
Shares issued to shareholders in reinvestment of distributions	88	249
Shares redeemed	(4,809)	(9,761)
Net increase (decrease) in Class B shares	(4,617)	(8,308)

Shares outstanding at end of period	6,120	10,737

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	9

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$14.64		$11.47	$13.90	$11.12	$10.81	$11.04
Income (loss) from investment operations:
Net investment income[a]	.08		.22	.16	.08	.06	.07
Net realized and unrealized gain (loss)	(.23)		3.32	(2.46)	2.75	.34	(.21)
Total from investment operations	(.15)		3.54	(2.30)	2.83	.40	(.14)
Less distribution from:
Net investment income	(.22)		(.17)	(.13)	(.05)	(.09)	(.09)
Net realized gain	—		(.20)	—	—	—	—
Total distributions	(.22)		(.37)	(.13)	(.05)	(.09)	(.09)
Net asset value, end of period	$14.27		$14.64	$11.47	$13.90	$11.12	$10.81
Total Return (%)[b]	(.81	)**	31.22	(16.69)	25.47	3.72	(1.32)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		18	14	19	27	34
Ratio of expenses before expense reductions (%)[c]	1.58	*	1.64	1.72	1.56	1.66	1.44
Ratio of expenses after expense reductions (%)[c]	.87	*	.86	.81	.92	.95	.90
Ratio of net investment income (%)	1.16	*	1.63	1.21	.61	.51	.65
Portfolio turnover rate (%)	4	**	16	38	62	70	64

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/20		Years Ended December 31,
Class B	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$14.66		$11.49	$13.93	$11.13	$10.82	$11.05
Income (loss) from investment operations:
Net investment income[a]	.05		.18	.12	.02	.02	.05
Net realized and unrealized gain (loss)	(.22)		3.33	(2.46)	2.79	.35	(.23)
Total from investment operations	(.17)		3.51	(2.34)	2.81	.37	(.18)
Less distribution from:
Net investment income	(.18)		(.14)	(.10)	(.01)	(.06)	(.05)
Net realized gain	—		(.20)	—	—	—	—
Total distributions	(.18)		(.34)	(.10)	(.01)	(.06)	(.05)
Net asset value, end of period	$14.31		$14.66	$11.49	$13.93	$11.13	$10.82
Total Return (%)[b]	(.90	)**	30.84	(16.92)	25.26	3.38	(1.64)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.2	.2	.2	.07	.1
Ratio of expenses before expense reductions (%)[c]	1.88	*	1.95	2.07	1.90	1.98	1.76
Ratio of expenses after expense reductions (%)[c]	1.18	*	1.16	1.06	1.15	1.24	1.22
Ratio of net investment income (%)	.68	*	1.31	.92	.12	.17	.40
Portfolio turnover rate (%)	4	**	16	38	62	70	64

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	11

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2020, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of June 30, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$254,068	$—	$—	$89,042	$343,110

Gross amount of recognized liabilities for securities lending transactions:					$343,110

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $30,000 of long-term losses, which may be applied against realized net taxable capital gains indefinitely.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $12,064,972. The net unrealized appreciation for all investments based on tax cost was $4,013,583. This consisted of aggregate

12	|	Deutsche DWS Variable Series II — DWS International Growth VIP

gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $5,159,977 aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,146,394.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $638,624 and $1,875,916, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.87%
Class B	1.19%

Deutsche DWS Variable Series II — DWS International Growth VIP	|	13

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$55,540
Class B	353
$55,893

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $7,755, of which $1,277 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2020
Class A	$106	$33
Class B	25	9
	$131	$42

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2020, the Distribution Service Fee aggregated $125, of which $18 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,610, of which $1,735 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At June 30, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 85%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 84% and 16%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including

14	|	Deutsche DWS Variable Series II — DWS International Growth VIP

the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2020.

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

G. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	15

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$991.90	$991.00
Expenses Paid per $1,000*	$4.31	$5.84

Hypothetical 5% Fund Return
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$1,020.54	$1,019
Expenses Paid per $1,000*	$4.37	$5.92

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.87%	1.18%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

16	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Liquidity Risk Management	(Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	17

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

18	|	Deutsche DWS Variable Series II — DWS International Growth VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and underperformed its benchmark in the one- and three-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund’s investment strategy and certain members of the portfolio management team were changed, and that, effective October 1, 2017, the Fund further changed its investment strategy. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective October 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.62% in connection with changes to the Fund’s investment strategy. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	19

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

20	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes

Notes

Notes

VS2IG-3 (R-028383-9 8/20)

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS Small Mid Cap Growth VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
16	Information About Your Fund’s Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED      NO BANK GUARANTEE      MAY LOSE VALUE      NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance Summary	June 30, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 is 0.82% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,575	$10,131	$11,127	$12,143	$29,556
	Average annual total return	-4.25%	1.31%	3.62%	3.96%	11.45%
Russell 2500 Growth Index	Growth of $10,000	$10,202	$10,921	$14,087	$15,791	$38,559
	Average annual total return	2.02%	9.21%	12.10%	9.57%	14.45%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/20	12/31/19
Common Stocks	97%	98%
Cash Equivalents	1%	1%
Convertible Preferred Stock	1%	1%
Exchange-Traded Funds	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents, Exchange-Traded Funds and Securities Lending Collateral)	6/30/20	12/31/19
Health Care	30%	24%
Information Technology	27%	24%
Industrials	15%	20%
Consumer Discretionary	14%	15%
Financials	4%	6%
Real Estate	4%	4%
Materials	3%	3%
Consumer Staples	2%	2%
Communication Services	1%	1%
Energy	0%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Peter Barsa, Director

Michael A. Sesser, CFA, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 97.0%
Communication Services 0.8%
Entertainment

Cinemark Holdings, Inc.	12,290	141,950

Take-Two Interactive Software, Inc.*	2,174	303,425

		445,375

Consumer Discretionary 13.9%
Auto Components 0.8%

Gentherm, Inc.*	7,364	286,459

Tenneco, Inc. “A”*	18,953	143,285

		429,744

Diversified Consumer Services 1.8%

Bright Horizons Family Solutions, Inc.*	5,898	691,246

ServiceMaster Global Holdings, Inc.*	9,448	337,199

		1,028,445

Hotels, Restaurants & Leisure 1.5%

Hilton Grand Vacations, Inc.*	12,491	244,199

Jack in the Box, Inc.	7,892	584,718

		828,917

Household Durables 3.8%

Helen of Troy Ltd.*	3,800	716,528

iRobot Corp.* (a)	7,651	641,919

TopBuild Corp.*	7,103	808,108

		2,166,555

Internet & Direct Marketing Retail 0.5%
Grubhub, Inc.*	3,663	257,509

Leisure Products 1.2%
YETI Holdings, Inc.* (a)	16,312	697,012

Specialty Retail 4.0%

Burlington Stores, Inc.*	4,412	868,855

Camping World Holdings, Inc. “A” (a)	39,100	1,061,956

The Children’s Place, Inc. (a)	6,488	242,781

Vroom, Inc.*	999	52,088

		2,225,680

Textiles, Apparel & Luxury Goods 0.3%
Carter’s, Inc.	2,269	183,108

Consumer Staples 1.8%
Food & Staples Retailing 1.2%
Casey’s General Stores, Inc.	4,552	680,615

Household Products 0.6%
Spectrum Brands Holdings, Inc.	6,982	320,474

Energy 0.2%
Oil, Gas & Consumable Fuels
Contango Oil & Gas Co.* (a)	39,242	89,864

Financials 4.4%
Banks 2.7%

Pinnacle Financial Partners, Inc.	7,304	306,695

South State Corp.	8,024	382,424

	Shares	Value ($)

SVB Financial Group*	2,455	529,126

Synovus Financial Corp.	14,926	306,431

		1,524,676

Capital Markets 1.2%

Lazard Ltd. “A”	13,717	392,717

Moelis & Co. “A”	9,136	284,678

		677,395

Consumer Finance 0.5%
Green Dot Corp. “A”*	6,162	302,431

Health Care 28.4%
Biotechnology 12.7%

Acceleron Pharma, Inc.*	3,899	371,458

Amicus Therapeutics, Inc.*	17,294	260,794

Apellis Pharmaceuticals, Inc.*	7,424	242,468

Arena Pharmaceuticals, Inc.*	7,158	450,596

Biohaven Pharmaceutical Holding Co., Ltd.*	7,887	576,619

Bluebird Bio, Inc.*	2,317	141,430

Blueprint Medicines Corp.*	4,684	365,352

ChemoCentryx, Inc.*	2,371	136,427

Emergent BioSolutions, Inc.*	11,619	918,831

Global Blood Therapeutics, Inc.*	3,700	233,581

Heron Therapeutics, Inc.*	22,719	334,196

Immunomedics, Inc.*	3,351	118,759

Iovance Biotherapeutics, Inc.*	5,250	144,112

Ligand Pharmaceuticals, Inc.* (a)	3,112	348,077

Mirati Therapeutics, Inc.*	2,878	328,581

Momenta Pharmaceuticals, Inc.*	6,333	210,699

Neurocrine Biosciences, Inc.*	10,195	1,243,790

Retrophin, Inc.*	23,478	479,186

Ultragenyx Pharmaceutical, Inc.*	3,057	239,119

		7,144,075

Health Care Equipment & Supplies 6.3%

Cardiovascular Systems, Inc.*	11,951	377,054

Globus Medical, Inc. “A”*	4,024	191,985

Haemonetics Corp.*	1,353	121,175

iRhythm Technologies, Inc.*	3,858	447,104

Masimo Corp.*	5,052	1,151,805

Natus Medical, Inc.*	12,922	281,958

Nevro Corp.*	1,413	168,811

Quidel Corp.*	1,635	365,815

Tandem Diabetes Care, Inc.*	4,219	417,343

		3,523,050

Health Care Providers & Services 6.3%

AMN Healthcare Services, Inc.*	15,169	686,246

HealthEquity, Inc.*	1,929	113,175

Molina Healthcare, Inc.*	5,092	906,274

Option Care Health, Inc.*	27,764	385,364

Providence Service Corp.*	6,946	548,109

RadNet, Inc.*	55,477	880,420

Tivity Health, Inc.*	4,464	50,577

		3,570,165

Health Care Technology 1.2%
HMS Holdings Corp.*	21,178	685,955

Pharmaceuticals 1.9%

ANI Pharmaceuticals, Inc.*	8,521	275,569

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	5

	Shares	Value ($)

Avadel Pharmaceuticals PLC (ADR)* (a)	18,916	152,841

Pacira BioSciences, Inc.*	11,807	619,514

		1,047,924

Industrials 14.3%
Aerospace & Defense 0.9%
HEICO Corp.	5,006	498,848

Building Products 4.1%

A.O. Smith Corp. (a)	9,887	465,875

Allegion PLC	7,499	766,548

AZEK Co., Inc.*	2,261	72,035

Fortune Brands Home & Security, Inc.	7,235	462,534

Masonite International Corp.*	6,705	521,515

		2,288,507

Commercial Services & Supplies 1.8%

MSA Safety, Inc.	3,599	411,870

The Brink’s Co.	12,428	565,598

		977,468

Construction & Engineering 0.7%
MasTec, Inc.*	8,966	402,304

Electrical Equipment 1.1%

Generac Holdings, Inc.*	1,478	180,213

Thermon Group Holdings, Inc.*	31,558	459,800

		640,013

Machinery 1.1%

Hillenbrand, Inc.	8,406	227,550

IDEX Corp.	2,502	395,416

		622,966

Professional Services 1.2%

Kforce, Inc.	22,466	657,131

Mistras Group, Inc.*	2,353	9,294

		666,425

Trading Companies & Distributors 3.4%

H&E Equipment Services, Inc.	22,784	421,048

Rush Enterprises, Inc. “A”	27,435	1,137,455

Titan Machinery, Inc.*	33,344	362,116

		1,920,619

Information Technology 26.6%
Communications Equipment 1.2%
Lumentum Holdings, Inc.*	8,417	685,396

Electronic Equipment, Instruments & Components 1.4%

Cognex Corp.	7,873	470,176

IPG Photonics Corp.*	1,883	302,014

		772,190

IT Services 4.1%

Broadridge Financial Solutions, Inc.	6,371	803,957

MAXIMUS, Inc.	8,556	602,770

WEX, Inc.*	2,932	483,809

WNS Holdings Ltd. (ADR)*	7,095	390,083

		2,280,619

Semiconductors & Semiconductor Equipment 4.4%

Advanced Energy Industries, Inc.*	12,629	856,120

Advanced Micro Devices, Inc.*	11,189	588,653

Cabot Microelectronics Corp.	3,131	436,900

	Shares	Value ($)

Entegris, Inc.	8,229	485,922

Semtech Corp.*	2,154	112,482

		2,480,077

Software 15.5%

Aspen Technology, Inc.*	9,895	1,025,221

Cornerstone OnDemand, Inc.*	11,656	449,455

DocuSign, Inc.*	2,091	360,091

Envestnet, Inc.*	9,852	724,516

Five9, Inc.*	16,541	1,830,593

Proofpoint, Inc.*	7,005	778,396

QAD, Inc. “A”	15,977	659,531

Tyler Technologies, Inc.*	4,758	1,650,455

Varonis Systems, Inc.*	13,732	1,215,007

		8,693,265

Materials 2.9%
Chemicals 0.2%
Trinseo SA	5,309	117,647

Construction Materials 1.2%
Eagle Materials, Inc.	9,476	665,405

Containers & Packaging 0.6%
Berry Global Group, Inc.*	7,728	342,505

Metals & Mining 0.9%

Cleveland-Cliffs, Inc. (a)	67,277	371,369

First Quantum Minerals Ltd.	17,207	137,139

		508,508

Real Estate 3.7%
Equity Real Estate Investment Trusts (REITs)

Americold Realty Trust	12,475	452,842

EastGroup Properties, Inc.	2,708	321,196

Essential Properties Realty Trust, Inc.	23,274	345,386

Four Corners Property Trust, Inc.	13,954	340,478

National Storage Affiliates Trust	5,162	147,943

QTS Realty Trust, Inc. “A” (a)	7,598	486,956

		2,094,801
Total Common Stocks (Cost $38,313,243)		54,486,532

Exchange-Traded Funds 0.5%
SPDR S&P Biotech ETF (a) (Cost $247,239)	2,719	304,392

Convertible Preferred Stocks 1.0%
Health Care
Providence Service Corp., 5.5% (b) (Cost $283,300)	2,833	560,562

Securities Lending Collateral 7.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (c) (d) (Cost $4,413,350)	4,413,350	4,413,350

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)

Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.12% (c) (Cost $846,766)	846,766	846,766

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,103,898)	107.8	60,611,602
Other Assets and Liabilities, Net	(7.8)	(4,387,311)
Net Assets	100.0	56,224,291

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 7.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (c) (d)
2,086,238	2,327,112	(e)	—	—	—	21,291	—	4,413,350	4,413,350
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.12% (c)
955,515	4,128,153		4,236,902	—	—	4,492	—	846,766	846,766
3,041,753	6,455,265		4,236,902	—	—	25,783	—	5,260,116	5,260,116

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2020 amounted to $4,309,907, which is 7.7% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

ADR: American Depositary Receipt

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$54,486,532	$—	$—	$54,486,532
Exchange-Traded Funds	304,392	—	—	304,392
Convertible Preferred Stocks	—	—	560,562	560,562
Short-Term Investments (f)	5,260,116	—	—	5,260,116
Total	$60,051,040	$—	$560,562	$60,611,602

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	7

Statement of Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $38,843,782) — including $4,309,907 of securities loaned	$55,351,486
Investment in DWS Government & Agency Securities Portfolio (cost $4,413,350)*	4,413,350
Investment in DWS Central Cash Management Government Fund (cost $846,766)	846,766
Cash	10,000
Foreign currency, at value (cost $52)	54
Receivable for investments sold	420,965
Receivable for Fund shares sold	10,363
Dividends receivable	30,039
Interest receivable	1,922
Other assets	491
Total assets	61,085,436

Liabilities
Payable upon return of securities loaned	4,413,350
Payable for investments purchased	342,318
Payable for Fund shares redeemed	32,318
Accrued management fee	24,238
Accrued Trustees’ fees	1,062
Other accrued expenses and payables	47,859
Total liabilities	4,861,145
Net assets, at value	$56,224,291

Net Assets Consist of
Distributable earnings (loss)	17,600,481
Paid-in capital	38,623,810
Net assets, at value	$56,224,291

Net Asset Value

Net Asset Value, offering and redemption price per share ($56,224,291 ÷ 4,385,720 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.82

*	Represents collateral on securities loaned.

     Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $328)	$226,299
Income distributions — DWS Central Cash Management Government Fund	4,492
Securities lending income, net of borrower rebates	21,291
Total income	252,082
Expenses:
Management fee	152,553
Administration fee	27,223
Services to Shareholders	376
Custodian fee	764
Professional fees	30,610
Reports to shareholders	16,680
Trustees’ fees and expenses	2,610
Other	3,094
Total expenses before expense reductions	233,910
Expense reductions	(9,241)
Total expenses after expense reductions	224,669
Net investment income (loss)	27,413

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,184,189
Change in net unrealized appreciation (depreciation) on:
Investments	(4,621,719)
Foreign currency	2
(4,621,717)
Net gain (loss)	(3,437,528)
Net increase (decrease) in net assets resulting from operations	$(3,410,115)

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$27,413	$71,165
Net realized gain (loss)	1,184,189	1,092,162
Change in net unrealized appreciation (depreciation)	(4,621,717)	12,312,200
Net increase (decrease) in net assets resulting from operations	(3,410,115)	13,475,527
Distributions to shareholders:
Class A	(959,731)	(8,788,523)
Fund share transactions:
Class A
Proceeds from shares sold	1,891,615	2,374,360
Reinvestment of distributions	959,731	8,788,523
Payments for shares redeemed	(6,458,067)	(16,023,146)
Net increase (decrease) in net assets from Class A share transactions	(3,606,721)	(4,860,263)
Increase (decrease) in net assets	(7,976,567)	(173,259)
Net assets at beginning of period	64,200,858	64,374,117

Net assets at end of period	$56,224,291	$64,200,858

Other Information
Class A
Shares outstanding at beginning of period	4,698,629	5,077,014
Shares sold	149,317	179,399
Shares issued to shareholders in reinvestment of distributions	90,115	680,753
Shares redeemed	(552,341)	(1,238,537)
Net increase (decrease) in Class A shares	(312,909)	(378,385)

Shares outstanding at end of period	4,385,720	4,698,629

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	9

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.66		$12.68	$21.94	$18.96	$20.90	$22.83
Income (loss) from investment operations:

Net investment income (loss)[a]	.01		.01	(.01)	(.02)	.02	(.04)
Net realized and unrealized gain (loss)	(.63)		2.73	(1.92)	4.08	1.64	(.00)
Total from investment operations	(.62)		2.74	(1.93)	4.06	1.66	(.04)
Less distributions from:

Net investment income	(.01)		—	—	(.02)	—	—
Net realized gains	(.21)		(1.76)	(7.33)	(1.06)	(3.60)	(1.89)
Total distributions	(.22)		(1.76)	(7.33)	(1.08)	(3.60)	(1.89)
Net asset value, end of period	$12.82		$13.66	$12.68	$21.94	$18.96	$20.90
Total Return (%)	(4.25	)b**	22.41 [b]	(13.59)[b]	22.12	9.08	(.90)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56		64	64	77	118	135
Ratio of expenses before expense reductions (%)[c]	.84	*	.82	.81	.75	.75	.72
Ratio of expenses after expense reductions (%)[c]	.81	*	.81	.80	.75	.75	.72
Ratio of net investment income (loss) (%)	.10	*	.11	(.06)	(.08)	.11	(.19)
Portfolio turnover rate (%)	5	**	10	32	32	28	42

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	11

continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2020, the Fund had securities on loan, which were classified as common stocks and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of June 30, 2020
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$4,108,925	$—	$—	$—	$4,108,925
Exchange-Traded Funds	304,425	—	—	—	304,425
Total Borrowings	$4,413,350	$—	$—	$—	$4,413,350

Gross amount of recognized liabilities for securities lending transactions:					$4,413,350

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $44,215,985. The net unrealized appreciation for all investments based on tax cost was $16,395,617. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $21,546,978 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,151,361.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $2,746,667 and $7,235,861, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed were $9,241.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $27,223, of which $4,453 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC aggregated $194, of which $66 is unpaid.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	13

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,278, of which $1,825 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,603.

D. Ownership of the Fund

At June 30, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 91%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2020.

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

G. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	15

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A
Beginning Account Value 1/1/20	$1,000.00
Ending Account Value 6/30/20	$957.50
Expenses Paid per $1,000*	$3.94

Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/20	$1,000.00
Ending Account Value 6/30/20	$1,020.84
Expenses Paid per $1,000*	$4.07

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.81%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	17

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “ fall-out”benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	19

executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

20	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes

Notes

Notes

VS2SMCG-3 (R-028388-9 8/20)

June 30, 2020

Semiannual Report

Deutsche DWS Variable Series II

DWS Small Mid Cap Value VIP

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Portfolio Summary
4	Portfolio Management Team
5	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
16	Information About Your Fund’s Expenses
17	Liquidity Risk Management
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance Summary	June 30, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.88% and 1.25% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

Russell 2500™ Value Index is an unmanaged index measuring the small to mid-cap U.S. equity value market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,713	$8,230	$8,519	$9,175	$19,467
	Average annual total return	–22.87%	–17.70%	–5.20%	–1.71%	6.89%
Russell 2500 Value Index	Growth of $10,000	$7,882	$8,450	$9,240	$10,960	$23,256
	Average annual total return	–21.18%	–15.50%	–2.60%	1.85%	8.81%

DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$7,712	$8,210	$8,436	$9,019	$18,808
	Average annual total return	–22.88%	–17.90%	–5.51%	–2.04%	6.52%
Russell 2500 Value Index	Growth of $10,000	$7,882	$8,450	$9,240	$10,960	$23,256
	Average annual total return	–21.18%	–15.50%	–2.60%	1.85%	8.81%

The growth of $10,000 is cumulative.

‡	Total returns shown for periods less than one year are not annualized.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	3

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/20	12/31/19
Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/20	12/31/19
Financials	21%	23%
Real Estate	15%	14%
Industrials	14%	14%
Consumer Discretionary	10%	10%
Information Technology	10%	9%
Health Care	8%	6%
Utilities	6%	6%
Materials	6%	7%
Consumer Staples	4%	3%
Communication Services	3%	3%
Energy	3%	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 5.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please read the Fund’s current prospectus for more information.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Arno V. Puskar, Director

Portfolio Managers

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolio	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 98.5%
Communication Services 3.2%
Diversified Telecommunication Services 0.3%
GCI Liberty, Inc. “A”*	3,121	221,965

Entertainment 0.4%
Lions Gate Entertainment Corp. “A”*	45,119	334,332

Media 1.9%
Interpublic Group of Companies, Inc.	78,123	1,340,591

Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc.	21,583	429,070

Consumer Discretionary 10.1%
Automobiles 1.5%
Winnebago Industries, Inc.	16,677	1,111,022

Diversified Consumer Services 1.6%

Regis Corp.* (a)	74,377	608,404

WW International, Inc.*	21,998	558,309

		1,166,713

Hotels, Restaurants & Leisure 1.3%
Aramark	42,196	952,364

Household Durables 1.2%
PulteGroup, Inc.	24,524	834,552

Internet & Direct Marketing Retail 1.2%
Qurate Retail, Inc. “A”*	91,337	867,701

Leisure Products 1.3%
Brunswick Corp.	14,307	915,791

Textiles, Apparel & Luxury Goods 2.0%
Columbia Sportswear Co.	17,354	1,398,385

Consumer Staples 3.8%
Food Products 1.2%

Conagra Brands, Inc.	17,736	623,775

Darling Ingredients, Inc.*	11,282	277,763

		901,538

Household Products 2.1%

Central Garden & Pet Co.*	35,631	1,282,360

Spectrum Brands Holdings, Inc.	4,499	206,504

		1,488,864

Tobacco 0.5%
Vector Group Ltd.	35,608	358,216

Energy 2.7%
Oil, Gas & Consumable Fuels

Equitrans Midstream Corp.	85,903	713,854

Peabody Energy Corp.	141,966	408,862

Renewable Energy Group, Inc.*	14,002	346,969

Targa Resources Corp.	22,695	455,489

		1,925,174

Financials 21.0%
Banks 8.3%

BankUnited, Inc.	43,125	873,281

Eagle Bancorp., Inc.	23,396	766,219

Flushing Financial Corp.	31,150	358,848

Hancock Whitney Corp.	21,607	458,068

	Shares	Value ($)

Hilltop Holdings, Inc.	18,694	344,904

Pacific Premier Bancorp., Inc.	47,264	1,024,684

Simmons First National Corp. “A”	32,511	556,263

UMB Financial Corp.	18,452	951,201

Valley National Bancorp.	78,627	614,863

		5,948,331

Capital Markets 0.5%
Donnelley Financial Solutions, Inc.*	44,097	370,415

Consumer Finance 1.9%

Credit Acceptance Corp.*	2,029	850,171

EZCORP, Inc. “A”*	84,871	534,688

		1,384,859

Insurance 6.1%

American Equity Investment Life Holding Co.	15,529	383,722

American Financial Group, Inc.	5,290	335,703

Assurant, Inc.	11,251	1,162,116

Brown & Brown, Inc.	38,507	1,569,545

Everest Re Group Ltd.	3,509	723,556

Globe Life, Inc.	2,844	211,110

		4,385,752

Mortgage Real Estate Investment Trusts (REITs) 2.3%

Blackstone Mortgage Trust, Inc., “A”	24,538	591,120

Ellington Financial, Inc.	25,520	300,626

PennyMac Mortgage Investment Trust	41,713	731,229

		1,622,975

Thrifts & Mortgage Finance 1.9%
Walker & Dunlop, Inc.	26,373	1,340,012

Health Care 7.3%
Biotechnology 0.8%

Myriad Genetics, Inc.*	22,504	255,195

Novavax, Inc.*	3,423	285,307

		540,502

Health Care Equipment & Supplies 1.8%

ICU Medical, Inc.*	1,607	296,186

Invacare Corp.	156,715	998,275

		1,294,461

Life Sciences Tools & Services 3.9%

Bruker Corp.	26,564	1,080,624

PerkinElmer, Inc.	14,247	1,397,488

Syneos Health, Inc.*	5,638	328,413

		2,806,525

Pharmaceuticals 0.8%

Endo International PLC*	57,658	197,767

Mallinckrodt PLC* (a)	152,940	409,879

		607,646

Industrials 13.9%
Aerospace & Defense 2.2%
Teledyne Technologies, Inc.*	5,099	1,585,534

Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.*	11,578	498,201

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	5

	Shares	Value ($)

Building Products 1.3%
Simpson Manufacturing Co., Inc. (a)	10,773	908,810

Commercial Services & Supplies 1.4%

IAA, Inc.*	13,027	502,451

Interface, Inc.	65,603	534,009

		1,036,460

Construction & Engineering 2.0%

Great Lakes Dredge & Dock Corp.*	52,901	489,863

Jacobs Engineering Group, Inc.	10,840	919,232

		1,409,095

Electrical Equipment 1.9%
EnerSys	20,622	1,327,645

Industrial Conglomerates 0.6%
Carlisle Companies, Inc.	3,720	445,173

Machinery 3.8%

Federal Signal Corp.	46,249	1,374,983

Hillenbrand, Inc.	34,641	937,732

Manitowoc Co Inc/The*	39,796	432,980

		2,745,695

Information Technology 10.1%
Communications Equipment 1.4%

Ciena Corp.*	3,898	211,116

CommScope Holding Co., Inc.*	93,804	781,387

		992,503

Electronic Equipment, Instruments & Components 2.0%

Avnet, Inc.	21,836	608,897

Insight Enterprises, Inc.*	16,961	834,481

		1,443,378

IT Services 2.3%

Alliance Data Systems Corp.	6,708	302,665

Leidos Holdings, Inc.	14,265	1,336,203

		1,638,868

Semiconductors & Semiconductor Equipment 2.5%

Cirrus Logic, Inc.*	10,772	665,494

Marvell Technology Group Ltd.	26,388	925,163

ON Semiconductor Corp.*	10,647	211,024

		1,801,681

Software 1.9%

Avaya Holdings Corp.*	29,998	370,775

Verint Systems, Inc.* (a)	21,871	988,132

		1,358,907

Materials 6.0%
Chemicals 2.2%

H.B. Fuller Co.	6,577	293,334

Kraton Corp.* (a)	37,554	648,933

PolyOne Corp.	11,594	304,111

PQ Group Holdings, Inc.*	22,332	295,676

		1,542,054

	Shares	Value ($)

Metals & Mining 3.8%

Cleveland-Cliffs, Inc. (a)	57,702	318,515

Coeur Mining, Inc.*	119,548	607,304

Steel Dynamics, Inc.	53,326	1,391,275

SunCoke Energy, Inc.	87,242	258,236

Warrior Met Coal, Inc.	9,877	152,007

		2,727,337

Real Estate 14.2%
Equity Real Estate Investment Trusts (REITs)

Agree Realty Corp.	18,341	1,205,187

Alexander & Baldwin, Inc.	19,251	234,670

Duke Realty Corp.	35,999	1,274,005

Easterly Government Properties, Inc.	32,619	754,151

Gaming and Leisure Properties, Inc.	28,409	982,951

Highwoods Properties, Inc.	28,870	1,077,717

Iron Mountain, Inc.	8,536	222,790

Lexington Realty Trust	87,674	924,961

SITE Centers Corp.	71,120	576,072

STAG Industrial, Inc.	43,423	1,273,162

Urban Edge Properties	49,877	592,040

WP Carey, Inc.	15,846	1,071,982

		10,189,688

Utilities 6.2%
Electric Utilities 3.5%

IDACORP, Inc.	16,313	1,425,267

NRG Energy, Inc.	5,796	188,718

Pinnacle West Capital Corp.	12,092	886,222

		2,500,207

Gas Utilities 2.7%

ONE Gas, Inc.	18,958	1,460,714

UGI Corp.	15,072	479,290

		1,940,004
Total Common Stocks (Cost $77,631,301)		70,638,996

Securities Lending Collateral 2.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (b) (c) (Cost $1,971,464)	1,971,464	1,971,464

Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.12% (b) (Cost $1,090,683)	1,090,683	1,090,683

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $80,693,448)	102.7	73,701,143
Other Assets and Liabilities, Net	(2.7)	(1,953,096)
Net Assets	100.0	71,748,047

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 2.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.05% (b) (c)
1,984,280	—	12,816	(d)	—	—	81,182	—	1,971,464	1,971,464
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.12% (b)
487,000	5,741,027	5,137,344		—	—	4,237	—	1,090,683	1,090,683
2,471,280	5,741,027	5,150,160		—	—	85,419	—	3,062,147	3,062,147

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2020 amounted to $2,825,738, which is 3.9% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $938,985.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$70,638,996	$—	$—	$70,638,996
Short-Term Investments (e)	3,062,147	—	—	3,062,147
Total	$73,701,143	$—	$—	$73,701,143

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	7

Statement of

Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $77,631,301) — including $2,825,738 of securities loaned	$70,638,996
Investment in DWS Government & Agency Securities Portfolio (cost $1,971,464)*	1,971,464
Investment in DWS Central Cash Management Government Fund (cost $1,090,683)	1,090,683
Cash	10,000
Receivable for investments sold	643,416
Receivable for Fund shares sold	18,161
Dividends receivable	103,674
Interest receivable	9,725
Other assets	1,021
Total assets	74,487,140

Liabilities
Payable upon return of securities loaned	1,971,464
Payable for investments purchased	646,657
Payable for Fund shares redeemed	21,095
Accrued management fee	35,703
Accrued Trustees’ fees	1,908
Other accrued expenses and payables	62,266
Total liabilities	2,739,093
Net assets, at value	$71,748,047

Net Assets Consist of
Distributable earnings (loss)	(12,907,858)
Paid-in capital	84,655,905
Net assets, at value	$71,748,047

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($57,748,984 ÷ 6,186,786 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.33
Class B

Net Asset Value, offering and redemption price per share ($13,999,063 ÷ 1,498,069 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.34

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $938,985.

Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Investment Income
Income:
Dividends	$872,985
Income distributions — DWS Cash Management Government Fund	4,237
Securities lending income, net of borrower rebates	81,182
Total income	958,404
Expenses:
Management fee	246,701
Administration fee	37,275
Services to Shareholders	1,200
Record keeping fee (Class B)	8,835
Distribution service fees (Class B)	18,013
Custodian fee	1,838
Professional fees	27,856
Reports to shareholders	18,110
Trustees’ fees and expenses	3,006
Other	3,869
Total expenses before expense reductions	366,703
Expense reductions	(28,821)
Total expenses after expense reductions	337,882
Net investment income	620,522

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	(6,419,951)
Change in net unrealized appreciation (depreciation) on investments	(16,572,371)
Net gain (loss)	(22,992,322)
Net increase (decrease) in net assets resulting from operations	$(22,371,800)

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$620,522	$1,188,003
Net realized gain (loss)	(6,419,951)	6,244,068
Change in net unrealized appreciation (depreciation)	(16,572,371)	11,215,454
Net increase (decrease) in net assets resulting from operations	(22,371,800)	18,647,525
Distributions to shareholders:
Class A	(6,015,690)	(6,073,443)
Class B	(1,399,898)	(1,252,920)
Total distributions	(7,415,588)	(7,326,363)
Fund share transactions:
Class A
Proceeds from shares sold	2,952,995	3,385,798
Reinvestment of distributions	6,015,690	6,073,443
Payments for shares redeemed	(5,315,544)	(10,531,345)
Net increase (decrease) in net assets from Class A share transactions	3,653,141	(1,072,104)
Class B
Proceeds from shares sold	2,764,357	1,581,613
Reinvestment of distributions	1,399,898	1,252,920
Payments for shares redeemed	(1,449,775)	(3,209,519)
Net increase (decrease) in net assets from Class B share transactions	2,714,480	(374,986)
Increase (decrease) in net assets	(23,419,767)	9,874,072
Net assets at beginning of period	95,167,814	85,293,742

Net assets at end of period	$71,748,047	$95,167,814

Other Information
Class A
Shares outstanding at beginning of period	5,666,170	5,742,711
Shares sold	299,632	261,390
Shares issued to shareholders in reinvestment of distributions	725,656	468,268
Shares redeemed	(504,672)	(806,199)
Net increase (decrease) in Class A shares	520,616	(76,541)

Shares outstanding at end of period	6,186,786	5,666,170
Class B
Shares outstanding at beginning of period	1,216,620	1,243,269
Shares sold	249,770	121,577
Shares issued to shareholders in reinvestment of distributions	168,662	96,453
Shares redeemed	(136,983)	(244,679)
Net increase (decrease) in Class B shares	281,449	(26,649)

Shares outstanding at end of period	1,498,069	1,216,620

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	9

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.83		$12.21	$17.88	$16.65	$15.97	$17.79
Income (loss) from investment operations:

Net investment income[a]	.09		.18	.10	.17	.15	.09
Net realized and unrealized gain (loss)	(3.50)		2.53 [d]	(2.47)	1.55	2.34	(.31)
Total from investment operations	(3.41)		2.71	(2.37)	1.72	2.49	(.22)
Less distributions from:

Net investment income	(.16)		(.10)	(.24)	(.12)	(.10)	(.05)
Net realized gains	(.93)		(.99)	(3.06)	(.37)	(1.71)	(1.55)
Total distributions	(1.09)		(1.09)	(3.30)	(.49)	(1.81)	(1.60)
Net asset value, end of period	$9.33		$13.83	$12.21	$17.88	$16.65	$15.97
Total Return (%)	(23.65	)b**	22.76 [b,d]	(16.01)[b]	10.52 [b]	16.89 [b]	(1.91)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58		78	70	96	153	161
Ratio of expenses before expense reductions (%)[c]	.89	*	.88	.87	.83	.83	.80
Ratio of expenses after expense reductions (%)[c]	.82	*	.83	.81	.83	.82	.80
Ratio of net investment income (%)	1.70	*	1.35	.65	.98	.99	.51
Portfolio turnover rate (%)	21	**	55	64	35	53	25

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[d]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.

*	Annualized

**	Not annualized

	Six Months Ended 6/30/20		Years Ended December 31,
Class B	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$13.82		$12.20	$17.86	$16.63	$15.95	$17.77
Income (loss) from investment operations:

Net investment income[a]	.07		.13	.05	.11	.09	.02
Net realized and unrealized gain (loss)	(3.49)		2.53 [d]	(2.48)	1.55	2.34	(.29)
Total from investment operations	(3.42)		2.66	(2.43)	1.66	2.43	(.27)
Less distributions from:

Net investment income	(.13)		(.05)	(.17)	(.06)	(.04)	—
Net realized gains	(.93)		(.99)	(3.06)	(.37)	(1.71)	(1.55)
Total distributions	(1.06)		(1.04)	(3.23)	(.43)	(1.75)	(1.55)
Net asset value, end of period	$9.34		$13.82	$12.20	$17.86	$16.63	$15.95
Total Return (%)	(23.80	)b**	22.32 [b,d]	(16.32)[b]	10.13 [b]	16.47 [b]	(2.21)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		17	15	19	15	14
Ratio of expenses before expense reductions (%)[c]	1.27	*	1.25	1.24	1.19	1.19	1.16
Ratio of expenses after expense reductions (%)[c]	1.19	*	1.19	1.16	1.19	1.18	1.16
Ratio of net investment income (loss) (%)	1.35	*	.99	.30	.65	.57	.14
Portfolio turnover rate (%)	21	**	55	64	35	53	25

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[d]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	11

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of June 30, 2020
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$1,971,464	$—	$—	$938,985	$2,910,449

Gross amount of recognized liabilities for securities lending transactions:					$2,910,449

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $80,810,392. The net unrealized depreciation for all investments based on tax cost was $7,109,249. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $7,828,621 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $14,937,870.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $16,022,815 and $16,072,192, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	13

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.82%
Class B	1.19%

For the six months ended June 30, 2020, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$23,048
Class B	5,773
$28,821

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2020, the Administration Fee was $37,275, of which $5,840 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2020, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at June 30, 2020
Class A	$323	$105
Class B	239	88
	$562	$193

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the six months ended June 30, 2020, the Distribution Service Fee aggregated $18,013, of which $2,960 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $4,732, of which $2,128 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

D. Ownership of the Fund

At June 30, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 68%. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 29%, 19%, 17% and 11%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2020.

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

G. Other — Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	15

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2020 to June 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$771.30	$771.20
Expenses Paid per $1,000*	$3.61	$5.24

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$1,020.79	$1,018.95
Expenses Paid per $1,000*	$4.12	$5.97

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.82%	1.19%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	17

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective February 14, 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	19

brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

20	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes

Notes

Notes

VS2SMCV-3 (R-028381-9 8/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/3/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/3/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	9/3/2020